SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Investment Managers Series Trust

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AAM/Bahl & Gaynor Income Growth Fund

AAM/HIMCO Short Duration Fund

AAM/Insight Select Income Fund

AAM/Phocas Real Estate Fund

November 30, 2022

Dear Shareholder,

A Special Meeting of the Shareholders of the AAM/Bahl & Gaynor Income Growth Fund (the “Bahl & Gaynor Fund”), AAM/HIMCO Short Duration Fund (the “HIMCO Fund”), AAM/Insight Select Income Fund (the “Insight Fund”) and AAM/Phocas Real Estate Fund (the “Phocas Fund”) (together, the “Funds”), each a series of Investment Managers Series Trust (the “Trust”), has been scheduled for January 6, 2023 (the “Special Meeting”). At the Special Meeting, shareholders of each Fund will separately consider a proposal to approve a new investment advisory agreement between the Trust, on behalf of each Fund, and Advisors Asset Management, Inc. (“AAM”), pursuant to which AAM will continue to serve as the investment advisor to their Fund (the “New Advisory Agreement”). In addition, shareholders of each Fund will separately consider a proposal to approve a new investment sub-advisory agreement (the “New Sub-Advisory Agreement” and together with the New Advisory Agreement, the “New Agreements”) with respect to their Fund.

AAM has served as investment advisor to the Funds since the commencement of each Fund’s operations, pursuant to an investment advisory agreement between AAM and the Trust, on behalf of each Fund (the “Current Advisory Agreement”). On September 1, 2022, AAM Holdings, Inc., AAM’s parent company (“AAM Holdings”) and Sun Life Financial Inc. (“Sun Life”) announced that Sun Life intends to indirectly acquire a majority interest in AAM Holdings (the “Transaction”). In addition, Sun Life will receive annually recurring call options to acquire the remaining interests in AAM Holdings, beginning approximately five years from the closing of the Transaction, and if Sun Life does not exercise such call options, the other stockholders of AAM Holdings will have annually recurring put options to sell the remaining interests in AAM Holdings to Sun Life. The Transaction is expected to close in the first half of 2023 (the “Closing”) subject to the satisfaction of customary closing conditions, including obtaining necessary client consents, obtaining approval of all New Agreements by the Board of Trustees of the Trust and shareholders of each applicable Fund, and receipt of customary regulatory approvals. Under the Investment Company Act of 1940 Act, as amended (the “1940 Act”), the Transaction will constitute an assignment and automatic termination of the Current Advisory Agreement. In anticipation of the termination of the Current Advisory Agreement, AAM is seeking to enter into the New Advisory Agreement. The termination of the Current Advisory Agreement will also result in the immediate termination of the current sub-advisory agreements between AAM and each Fund’s sub-advisor (the “Current Sub-Advisory Agreements”), pursuant to the terms of the Current Sub-Advisory Agreements. In anticipation of the Transaction and these related events, the Board of Trustees of the Trust, including a majority of the Trustees who are not “interested persons” of the Trust as that term is defined in the 1940 Act, at a meeting held on October 5, 2022, considered and approved the New Agreements with terms substantially similar to those of the Current Advisory Agreement and Current Sub-Advisory Agreements, as applicable.

The Funds’ investment objectives and investment strategies will not change as a result of the Transaction and the investment advisory personnel who currently provide services to the Funds will continue to do so following the Transaction. Approval of the New Agreements will not alter the number of shares of a Fund you own.

You are being asked to approve the New Agreements with respect to your Funds. If approved by the shareholders of a Fund, each New Agreement will become effective with respect to the Fund upon the Closing of the Transaction, which is expected to occur in the first half of 2023 (subject to the receipt of applicable regulatory approvals and the satisfaction of customary closing conditions), for an initial two-year term, and will be subject to annual renewal thereafter.

The Transaction is subject to customary closing conditions, including obtaining approval of all the New Agreements by the Board of Trustees of the Trust and shareholders of each applicable Fund. If shareholders of any Fund do not approve the New Advisory Agreement and the applicable New Sub-Advisory Agreement for such Fund at the Special Meeting, a condition to the Closing of the Transaction will not be satisfied and AAM will continue to serve as the investment advisor to each Fund and Bahl & Gaynor, HIMCO, Insight and Phocas, will continue to serve as the investment sub-advisor to each corresponding Fund pursuant to the Current Advisory Agreement and Current Sub-Advisory Agreements, as applicable. If the Proposals are not approved by each Fund’s shareholders at the Special Meeting, the Board will take such action as it deems necessary and in the best interests of each Fund and its respective shareholders, which may include further solicitation of a Fund’s shareholders with respect to the Proposals, solicitation of the approval of different proposals, or the liquidation of one or more Funds.

The Board of Trustees has concluded that the approval of the New Agreements would serve the best interests of each Fund and its respective shareholders, as applicable.

The Board of Trustees recommends that you vote FOR the approval of these proposals after carefully reviewing the enclosed materials.

Your vote is important. The Transaction and the proposals are discussed in detail in the enclosed Proxy Statement. Upon completing your review, please take a moment to sign and return your proxy card in the enclosed postage paid return envelope. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from us reminding you to vote your shares. On behalf of the Board of Trustees, we thank you for your continued investment in the Funds.

Sincerely,

Maureen Quill

President

i

AAM/Bahl & Gaynor Income Growth Fund

AAM/HIMCO Short Duration Fund

AAM/Insight Select Income Fund

AAM/Phocas Real Estate Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held On January 6, 2023

A Special Meeting of Shareholders of the AAM/Bahl & Gaynor Income Growth Fund, AAM/HIMCO Short Duration Fund, AAM/Insight Select Income Fund and AAM/Phocas Real Estate Fund (the “Funds”) will be held on January 6, 2023, at 1:00 p.m., local time, at the office of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, California 91740. At the meeting, we will ask the shareholders of each Fund to vote on the following proposals with respect to their Fund:

1.	Approval of a new investment advisory agreement between Investment Managers Series Trust (the “Trust”), on behalf of the AAM/Bahl & Gaynor Income Growth Fund, and Advisors Asset Management, Inc. (“AAM”);

2.	Approval of a new investment advisory agreement between the Trust, on behalf of the AAM/HIMCO Short Duration Fund, and AAM;

3.	Approval of a new investment advisory agreement between the Trust, on behalf of the AAM/Insight Select Income Fund, and AAM;

4.	Approval of a new investment advisory agreement between the Trust, on behalf of the AAM/Phocas Real Estate Fund, and AAM;

5.	Approval of a new investment sub-advisory agreement between AAM and Bahl & Gaynor, Inc., with respect to the AAM/Bahl & Gaynor Income Growth Fund;

6.	Approval of a new investment sub-advisory agreement between AAM and Hartford Investment Management Company, with respect to the AAM/HIMCO Short Duration Fund;

7.	Approval of a new investment sub-advisory agreement between AAM and Insight North America LLC, with respect to the AAM/Insight Select Income Fund;

8.	Approval of a new investment sub-advisory agreement between AAM and Phocas Financial Corporation, with respect to the AAM/Phocas Real Estate Fund; and

9.	Any other matters that properly come before the meeting.

The Board of Trustees of the Trust has unanimously approved the proposals with respect to the Funds. ACCORDINGLY, THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE PROPOSALS WITH RESPECT TO YOUR FUND(S).

Please read the accompanying Proxy Statement for a more complete discussion of the proposals. Shareholders of a Fund of record as of the close of business on October 21, 2022, are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

You are invited to attend the Special Meeting. If you cannot do so, please complete and return in the enclosed postage paid return envelope the accompanying proxy card, which is being solicited by the Board of Trustees of the Trust, as promptly as possible. This is important for the purpose of ensuring a quorum at the Special Meeting. You may revoke your proxy card at any time before it is exercised by signing and submitting a revised proxy, by giving written notice of revocation to the Trust at any time before the proxy is exercised, or by voting in person at the Special Meeting.

By order of the Board of Trustees,

Maureen Quill
President

November 30, 2022

YOUR VOTE IS IMPORTANT

 PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD(S) PROMPTLY.

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the shareholder votes.

QUESTIONS AND ANSWERS

Question: What is happening?

Answer: A Special Meeting of the Shareholders of the AAM/Bahl & Gaynor Income Growth Fund (the “Bahl & Gaynor Fund”), AAM/HIMCO Short Duration Fund (the “HIMCO Fund”), AAM/Insight Select Income Fund (the “Insight Fund”) and AAM/Phocas Real Estate Fund (the “Phocas Fund”) (each a “Fund” and, together, the “Funds”), each a series of Investment Managers Series Trust (the “Trust”), has been scheduled for January 6, 2023 (the “Special Meeting”). At the Special Meeting, shareholders of each Fund will separately consider a proposal to approve a new investment advisory agreement between the Trust, on behalf of each Fund, and Advisors Asset Management, Inc. (“AAM”), pursuant to which AAM will continue to serve as the investment advisor to each respective Fund (the “New Advisory Agreement”). In addition, shareholders of each Fund will separately consider a proposal to approve a new investment sub-advisory agreement with respect to their Fund (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”). The New Advisory Agreement and New Sub-Advisory Agreements are referred to herein together as the “New Agreements.”

AAM has served as investment advisor to the Funds since the commencement of each Fund’s operations, pursuant to an investment advisory agreement between AAM and the Trust, on behalf of each Fund (the “Current Advisory Agreement”). On September 1, 2022, AAM Holdings, Inc., AAM’s parent company (“AAM Holdings”), and Sun Life Financial Inc. (“Sun Life”) announced that Sun Life intends to indirectly acquire a majority interest in AAM Holdings (the “Transaction”). In addition, Sun Life will receive annually recurring call options to acquire the remaining interests in AAM Holdings, beginning approximately five years from the closing of the Transaction, and if Sun Life does not exercise such call options, the other stockholders of AAM Holdings will have annually recurring put options to sell the remaining interests in AAM Holdings to Sun Life. The Transaction is expected to close in the first half of 2023 (the “Closing”), subject to the satisfaction of customary closing conditions, including obtaining necessary client consents, obtaining approval of all New Agreements by the Board of Trustees of the Trust and shareholders of each applicable Fund, and receipt of customary regulatory approvals. Under the Investment Company Act of 1940 Act, as amended (the “1940 Act”), the Transaction will constitute an automatic assignment and termination of the Current Advisory Agreement. In addition, the termination of the Current Advisory Agreement will also result in the automatic termination of the current sub-advisory agreements between AAM and each Fund’s respective sub-advisor (each, a “Current Sub-Advisory Agreement, and collectively, the “Current Sub-Advisory Agreements”) by their terms. A list of the Funds’ current sub-advisors (each, a “Sub-Advisor” and collectively, the “Sub-Advisors”) are as follows:

Fund	Sub-Advisor
Bahl & Gaynor Fund	Bahl & Gaynor, Inc. (“Bahl & Gaynor”)
HIMCO Fund	Hartford Investment Management Company (“HIMCO”)
Insight Fund	Insight North America LLC (“Insight”)
Phocas Fund	Phocas Financial Corporation (“Phocas”)

AAM is seeking to enter into a New Sub-Advisory Agreement with each Fund’s current investment sub-advisor, subject to shareholder approval and the Closing of the Transaction.

In anticipation of the Transaction and these related events, the Board of Trustees of the Trust, including a majority of the Trustees who are not “interested persons” of the Trust as that term is defined in the 1940 Act, at a meeting held on October 5, 2022, considered and approved the following:

(i)	The New Advisory Agreement which will allow AAM to continue to serve as the investment advisor to the Funds, subject to the oversight of the Board, under terms that are substantially similar to those of the Current Advisory Agreement and for the same fees that are currently in effect;

(ii)	a new investment sub-advisory agreement between AAM and Bahl & Gaynor (the “New Bahl & Gaynor Sub-Advisory Agreement”) which will allow Bahl & Gaynor to continue to serve as the investment sub-advisor to the Bahl & Gaynor Fund, subject to the oversight of AAM, under terms that are substantially similar to those of the Current Sub-Advisory Agreement between AAM and Bahl & Gaynor and for the same fees that are currently in effect;

(iii)	a new investment sub-advisory agreement between AAM and HIMCO (the “New HIMCO Sub-Advisory Agreement”) which will allow HIMCO to continue to serve as the investment sub-advisor to the HIMCO Fund, subject to the oversight of AAM, under terms that are substantially similar to those of the Current Sub-Advisory Agreement between AAM and HIMCO and for the same fees that are currently in effect;

(iv)	a new investment sub-advisory agreement between AAM and Insight (the “New Insight Sub-Advisory Agreement”) which will allow Insight to continue to serve as the investment sub-advisor to the Insight Fund, subject to the oversight of AAM, under terms that are substantially similar to those of the Current Sub-Advisory Agreement between AAM and Insight and for the same fees that are currently in effect; and

(v)	a new investment sub-advisory agreement between AAM and Phocas (the “New Phocas Sub-Advisory Agreement”) which will allow Phocas to continue to serve as the investment sub-advisor to the Phocas Fund, subject to the oversight of AAM, under terms that are substantially similar to those of the Current Sub-Advisory Agreement between AAM and Phocas and for the same fees that are currently in effect.

The Board has determined that it is appropriate to seek shareholder approval of the New Agreements at the Special Meeting. If approved by shareholders of a Fund, the New Advisory Agreement and respective New Sub-Advisory Agreement will become effective upon the Closing (which is expected to occur in the first half of 2023, subject to the receipt of applicable regulatory approvals and the satisfaction of customary closing conditions) and, if approved by shareholders of a Fund, will remain in effect with respect to the Fund for an initial two-year term and subject to annual renewal thereafter. The Transaction is subject to customary closing conditions, including obtaining approval of all the New Agreements by the Board of Trustees of the Trust and shareholders of each applicable Fund. If shareholders of any Fund do not approve the New Advisory Agreement and the applicable New Sub-Advisory Agreement for such Fund at the Special Meeting, a condition to the Closing of the Transaction will not be satisfied and AAM will continue to serve as the investment advisor to each Fund and Bahl & Gaynor, HIMCO, Insight and Phocas, will continue to serve as the investment sub-advisor to each corresponding Fund pursuant to the Current Advisory Agreement and Current Sub-Advisory Agreements, as applicable. If the Proposals are not approved by each Fund’s shareholders at the Special Meeting, the Board will take such action as it deems necessary and in the best interests of each Fund and its respective shareholders, which may include further solicitation of a Fund’s shareholders with respect to the Proposals, solicitation of the approval of different proposals, or the liquidation of one or more Funds.

Copies of the New Agreements are included in this Proxy Statement as Appendix A, Appendix B, Appendix C, Appendix D, and Appendix E, respectively.

Question: What Proposals am I being asked to vote on?

Answer: At the Special Meeting, you will be asked to vote on the following proposals (the “Proposals”) with respect to your Fund(s): (i) the approval of the New Advisory Agreement between the Trust, on behalf of each Fund, and AAM; (ii) the approval of the New Bahl & Gaynor Sub-Advisory Agreement between AAM and Bahl & Gaynor; (iii) the approval of the New HIMCO Sub-Advisory Agreement between AAM and HIMCO; (iv) the approval of the New Insight Sub-Advisory Agreement between AAM and Insight; (v) the approval of the New Phocas Sub-Advisory Agreement between AAM and Phocas; and (vi) any other business as may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof.

Question: Why are you sending me this information?

Answer: You are receiving these proxy materials because on October 21, 2022 (the “Record Date”) you owned shares of the Fund(s) and, as a result, you have the right to vote on these very important Proposals concerning your investment and are entitled to be present at and to vote at the Special Meeting. Each share of a Fund is entitled to one vote on the applicable Proposals.

Question: How will the Transaction or the approval of the New Agreements affect me as a Fund shareholder?

Answer: The terms of the New Advisory Agreement are substantially similar to those of the current investment advisory agreement between the Trust and AAM in all material respects except for the new commencement date. The advisory fee rates will remain the same as the advisory fees currently paid to AAM. Similarly, the terms of the New Sub-Advisory Agreements are substantially similar to the Current Sub-Advisory Agreements between AAM and each Sub-Advisor except for the new commencement date. If approved by the shareholders, the New Agreements will have an initial two-year term and will be subject to annual renewal thereafter.

There will be no changes in the Funds’ investment objectives or principal investment strategies as a result of the completion of the Transaction or the approval of the New Agreements, and you will still own the same number of shares of your Fund(s). The portfolio managers for each Fund are expected to continue in such roles upon the Closing.

Question: Will my Fund’s contractual management fee rates increase?

Answer: The investment advisory fee rates and investment sub-advisory fee rates proposed for the Funds will not increase as a result of the Transaction. All sub-advisory fees with respect to each Fund will be paid by AAM and not the Fund. In addition, AAM has contractually agreed to maintain the same expense limitation arrangement for the Funds currently in effect until October 31, 2032, with respect to the Bahl & Gaynor Fund, HIMCO Fund and Insight Fund, and April 30, 2032, with respect to the Phocas Fund.

Question: Has the Board of Trustees approved the New Agreements and how does the Board of Trustees recommend that I vote?

Answer: The Board of Trustees unanimously approved the New Agreements at a meeting held on October 5, 2022. The Board of Trustees recommends that you vote FOR the Proposals with respect to your Fund(s).

Question: What will happen if shareholders do not approve a Proposal?

Answer: The Transaction is subject to customary closing conditions, including obtaining approval of all the New Agreements by the Board of Trustees of the Trust and shareholders of each applicable Fund. If shareholders of any Fund do not approve the New Advisory Agreement and the applicable New Sub-Advisory Agreement for such Fund at the Special Meeting, a condition to the Closing of the Transaction will not be satisfied and AAM will continue to serve as the investment advisor to each Fund and Bahl & Gaynor, HIMCO, Insight and Phocas, will continue to serve as the investment sub-advisor to each corresponding Fund pursuant to the Current Advisory Agreement and Current Sub-Advisory Agreements, as applicable. If the Proposals are not approved by each Fund’s shareholders at the Special Meeting, the Board will take such action as it deems necessary and in the best interests of each Fund and its respective shareholders, which may include further solicitation of a Fund’s shareholders with respect to the Proposals, solicitation of the approval of different proposals, or the liquidation of one or more Funds.

Question: Who is entitled to vote?

Answer: If you owned shares of a Fund as of the close of business on the Record Date, you are entitled to vote.

Question: What vote is required to approve each Proposal?

Answer: The 1940 Act requires each Proposal to be approved by a “vote of the majority of the outstanding voting securities” of a Fund, which, under the 1940 Act, means an affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present and entitled to vote at the Special Meeting or represented by proxy if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the Special Meeting.

Question: When and where will the Special Meeting be held?

Answer: The Special Meeting will be held at the offices of Mutual Fund Administration, LLC, the Fund’s co-administrator, located at 2220 E. Route 66, Suite 226, Glendora, California 91740 on January 6, 2023, at 1:00 p.m. local time.

Question: How do I vote my shares?

Answer: For your convenience, there are several ways you can vote:

●	In Person: Attend the Special Meeting as described in the Proxy Statement.

●	By Mail: Complete, sign and return the enclosed proxy card(s) in the enclosed, self-addressed, postage-paid envelope;

●	By Telephone: Call the toll-free number printed on the enclosed proxy card(s); or

●	By Internet: Access the website address printed on the enclosed proxy card(s).

Question: What happens if I sign and return my proxy card but do not mark my vote?

Answer: Your proxy will be voted in favor of the Proposals with respect to your Fund(s).

Question: May I revoke my proxy?

Answer: You may revoke your proxy at any time before it is exercised by giving notice of your revocation to the Funds in writing, or by the execution and delivery of a later-dated proxy. You may also revoke your proxy by attending the Special Meeting, requesting the return of your proxy and voting in person.

Question: Who will bear the costs related to this proxy solicitation?

Answer: AAM has agreed to bear all costs related to the Special Meeting, including legal costs, the costs of retaining Broadridge Financial Solutions, Inc., and other expenses incurred in connection with the solicitation of proxies.

Question: Who can I call to obtain additional information about this Proxy Statement?

Answer: If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call the toll-free number listed on the enclosed proxy card(s). Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern time.

INVESTMENT MANAGERS SERIES TRUST

PROXY STATEMENT

TO SHAREHOLDERS OF THE

AAM/BAHL & GAYNOR INCOME GROWTH FUND

AAM/HIMCO SHORT DURATION FUND

AAM/INSIGHT SELECT INCOME FUND

AAM/PHOCAS REAL ESTATE FUND

The Board of Trustees of Investment Managers Series Trust (the “Trust”) is sending this Proxy Statement to the shareholders of the AAM/Bahl & Gaynor Income Growth Fund (the “Bahl & Gaynor Fund”), AAM/HIMCO Short Duration Fund (the “HIMCO Fund”), AAM/Insight Select Income Fund (the “Insight Fund”) and AAM/Phocas Real Estate Fund (the “Phocas Fund”) (each, a “Fund” and together, the “Funds”) in connection with the solicitation of voting instructions for use at a special meeting of shareholders of the Funds (the “Special Meeting”) for the purposes set forth below and in the accompanying Notice of Special Meeting of Shareholders. This Proxy Statement is being mailed on or about December 5, 2022, to the shareholders of the Funds of record as of October 21, 2022 (the “Record Date”).

Information on each Fund’s shares issued and outstanding is included in Appendix F. Information on shareholders who owned beneficially 5% or more of the outstanding shares of a class of a Fund or 25% or more of a Fund’s outstanding shares as of the Record Date is set forth in Appendix G. Important Notice Regarding Availability of Proxy Materials for the Special Meeting to be Held on January 6, 2023. This Proxy Statement is available on the Internet at www.proxyvote.com.

INTRODUCTION

Advisors Asset Management, Inc. (“AAM”) has served as investment advisor to the Funds since the commencement of each Fund’s operations, pursuant to an investment advisory agreement between the Trust, on behalf of each Fund, and AAM dated July 5, 2012, as amended March 28, 2013, and amended and restated August 24, 2018 (the “Current Advisory Agreement”). On September 1, 2022, AAM Holdings, Inc., AAM’s parent company (“AAM Holdings”) and Sun Life Financial Inc. (“Sun Life”) announced that Sun Life intends to indirectly acquire a majority interest in AAM Holdings (the “Transaction”). In addition, Sun Life will receive annually recurring call options to acquire the remaining interests in AAM Holdings, beginning approximately five years from the closing of the Transaction, and if Sun Life does not exercise such call options, the other stockholders of AAM Holdings will have annually recurring put options to sell the remaining interests in AAM Holdings to Sun Life. The Transaction is expected to close in the first half of 2023 (the “Closing”), subject to the satisfaction of customary closing conditions, including obtaining necessary Fund and client consents and receipt of customary regulatory approvals. Under the Investment Company Act of 1940 Act, as amended (the “1940 Act”), the Transaction will constitute an assignment and termination of the Current Advisory Agreement. In addition, the termination of the Current Advisory Agreement will also result in the termination of the current sub-advisory agreements between AAM and each Fund’s respective sub-advisor (each, a “Current Sub-Advisory Agreement” and together, the “Current Sub-Advisory Agreements”). A list of the Funds’ sub-advisors (each, a “Sub-Advisor” and together, the “Sub-Advisors”) are as follows:

Fund	Sub-Advisor
Bahl & Gaynor Fund	Bahl & Gaynor, Inc. (“Bahl & Gaynor”)
HIMCO Fund	Hartford Investment Management Company (“HIMCO”)
Insight Fund	Insight North America LLC (“Insight”)
Phocus Fund	Phocas Financial Corporation (“Phocas”)

In anticipation of the Transaction and these related events, the Board of Trustees of the Trust, including a majority of the Trustees who are not “interested persons” of the Trust as that term is defined in the 1940 Act, at a meeting held on October 5, 2022, considered and approved the following:

(i)	With respect to each Fund, a new investment advisory agreement between the Trust, on behalf of the Fund, and AAM (the “New Advisory Agreement”) which, subject to approval by each Fund’s shareholders, will allow AAM, subject to the oversight of the Board of Trustees, to continue to serve as the investment advisor to the Funds under terms that are substantially similar to those of the Current Advisory Agreement;

(ii)	A new investment sub-advisory agreement between AAM and Bahl & Gaynor (the “New Bahl & Gaynor Sub-Advisory Agreement”), with respect to the Bahl & Gaynor Fund, subject to shareholder approval, which will allow Bahl & Gaynor to continue to serve as the investment sub-advisor to the Bahl & Gaynor Fund under terms that are substantially similar to those of the Current Sub-Advisory Agreement between AAM and Bahl & Gaynor;

(iii)	A new investment sub-advisory agreement between AAM and HIMCO (the “New HIMCO Sub-Advisory Agreement”), with respect to the HIMCO Fund, subject to shareholder approval, which will allow HIMCO to continue to serve as the investment sub-advisor to the Fund under terms that are substantially similar to those of the Current Sub-Advisory Agreement between AAM and HIMCO;

(iv)	A new investment sub-advisory agreement between AAM and Insight (the “New Insight Sub-Advisory Agreement”), with respect to the Insight Fund, subject to shareholder approval, which will allow Insight to continue to serve as the investment sub-advisor to the Fund under terms that are substantially similar to those of the Current Sub-Advisory Agreement between AAM and Insight; and

(v)	A new investment sub-advisory agreement between AAM and Phocas (the “New Phocas Sub-Advisory Agreement”), with respect to the Phocas Fund, subject to shareholder approval, which will allow Phocas to continue to serve as the investment sub-advisor to the Fund under terms that are substantially similar to those of the Current Sub-Advisory Agreement between AAM and Phocas.

The New Bahl & Gaynor Sub-Advisory Agreement, New HIMCO Sub-Advisory Agreement, New Insight Sub-Advisory Agreement and New Phocas Sub-Advisory Agreement are referred to herein collectively as the “New Sub-Advisory Agreements.”

The New Advisory Agreement and the New Sub-Advisory Agreements with respect to the Funds are referred to herein collectively as the “New Agreements.”

The Transaction is subject to customary closing conditions, including obtaining approval of all the New Agreements by the Board of Trustees of the Trust and shareholders of each applicable Fund. If shareholders of any Fund do not approve the New Advisory Agreement and the applicable New Sub-Advisory Agreement for such Fund at the Special Meeting, a condition to the Closing of the Transaction will not be satisfied and AAM will continue to serve as the investment advisor to each Fund and Bahl & Gaynor, HIMCO, Insight and Phocas, will continue to serve as the investment sub-advisor to each corresponding Fund pursuant to the Current Advisory Agreement and Current Sub-Advisory Agreements, as applicable. If the Proposals are not approved by each Fund’s shareholders at the Special Meeting, the Board will take such action as it deems necessary and in the best interests of each Fund and its respective shareholders, which may include further solicitation of a Fund’s shareholders with respect to the Proposals, solicitation of the approval of different proposals, or the liquidation of one or more Funds.

The following table identifies which shareholders are being solicited to vote on which proposals:

Proposal	Funds Voting
Approval of a new investment advisory agreement between the Trust, on behalf of the Bahl & Gaynor Fund, and AAM	Bahl & Gaynor Fund
Approval of a new investment advisory agreement between the Trust, on behalf of the HIMCO Fund, and AAM	HIMCO Fund
Approval of a new investment advisory agreement between the Trust, on behalf of the Insight Fund, and AAM	Insight Fund
Approval of a new investment advisory agreement between the Trust, on behalf of the Phocas Fund, and AAM	Phocas Fund
Approval of a new sub-advisory agreement between AAM and Bahl & Gaynor	Bahl & Gaynor Fund
Approval of a new sub-advisory agreement between AAM and HIMCO	HIMCO Fund
Approval of a new sub-advisory agreement between AAM and Insight	Insight Fund
Approval of a new sub-advisory agreement between AAM and Phocas	Phocas Fund

The New Agreements are included as Appendix A, Appendix B, Appendix C, Appendix D, and Appendix E, respectively, to this Proxy Statement. All references to the New Agreements are qualified by reference to Appendix A, Appendix B, Appendix C, Appendix D, and Appendix E, respectively.

PROPOSALS 1 - 4 – APPROVAL OF NEW ADVISORY AGREEMENT

Information Regarding AAM and the Current Investment Advisory Agreement with AAM

AAM, located at 18925 Base Camp Road, Suite 203, Monument, Colorado 80132, is currently the investment advisor to the Funds. Founded in 1979, AAM is an SEC-registered investment advisor. As of June 30, 2022, AAM’s total assets under management were approximately $3.6 billion. AAM is a wholly-owned subsidiary of AAM Holdings, located at 18925 Base Camp Road, Suite 203, Monument, Colorado 80132. S&LC Family LLC owns approximately 77% of the issued and outstanding voting securities of AAM Holdings. S&LC Family LLC is controlled by its co-managers, Scott Colyer (Chief Executive Officer and Chairman of the Board of AAM) and Lisa Colyer (Executive Vice President and a director of AAM).

AAM serves as investment advisor to each Fund pursuant to the Current Advisory Agreement. The Current Advisory Agreement describes the services that AAM provides to the Funds, which generally include reviewing, supervising, and administering the investment program of the Funds. In addition, AAM has the ability to delegate day-to-day portfolio management responsibilities of each Fund to one or more sub-advisors, and in that connection, is responsible for making recommendations to the Board of Trustees of the Trust with respect to hiring, termination and replacement of any sub-advisor of the Funds. AAM is not liable to the Trust under the terms of the Current Advisory Agreement for any error of judgment or mistake of law or for any loss suffered by AAM or the Trust in connection with the performance of the Current Advisory Agreement, except a loss resulting from a breach of fiduciary duty by AAM with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on AAM’s part in the performance of its duties or from reckless disregard by AAM of its duties under the Current Advisory Agreement. The Current Advisory Agreement continues in force from year to year with respect to the Funds so long as it is specifically approved at least annually in the manner required by the 1940 Act. The Current Advisory Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty: (i) by the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to AAM; or (ii) by AAM on 60 days’ written notice to the Trust. In addition, the Current Advisory Agreement with respect to a Fund will terminate automatically upon its assignment.

The Current Advisory Agreement with respect to the Bahl & Gaynor Fund was submitted for approval by the initial shareholder of the Fund prior to the Fund’s commencement of operations on July 5, 2012. The Current Advisory Agreement with respect to the HIMCO Fund was submitted for approval by the initial shareholder of the Fund prior the Fund’s commencement of operations on June 30, 2014. The Current Advisory Agreement with respect to the Insight Fund was submitted for approval by the initial shareholder of the Fund prior the Fund’s commencement of operations on October 31, 2017. The Current Advisory Agreement with respect to the Phocas Fund was submitted for approval by the initial shareholder of the Fund prior the Fund’s commencement of operations on August 24, 2018. The Current Advisory Agreement with respect to each Fund was last renewed by the Trust’s Board on March 9 and 10, 2022.

Pursuant to the Current Advisory Agreement, for its services, AAM is entitled to receive an annual management fee as listed below of each Fund’s average daily net assets, calculated daily and payable monthly. For the fiscal year ended June 30, 2022, unless otherwise noted, AAM received advisory fees, net of fee waivers pursuant to its expense limitation agreements with the Trust on behalf of each relevant Fund, as follows:

Fund Name	Contractual Management Fee to Advisor	Management Fees Paid to Advisor for the Fiscal Year Ended June 30, 2022 (Net of Waiver)
Bahl & Gaynor Fund	0.65%	0.67%
HIMCO Fund	0.38%	0.41%
Insight Fund	0.38%	0.25%
Phocas Fund*	0.65%	0.05%
*	For fiscal year ended December 31, 2021.

The investment advisory fees paid by each Fund to AAM and applicable fee waivers during each Fund’s most recent fiscal year ended June 30, 2022, unless otherwise noted, were as follows:

Fund Name	Gross Advisory Fees	Advisory Fees Recouped/ (Waived)	Net Advisory Fees
Bahl & Gaynor Fund	$13,684,668	$292,067	$13,976,735
HIMCO Fund	$2,251,304	$187,872	$2,439,176
Insight Fund	$767,992	($273,130)	$494,862
Phocas Fund*	$185,621	($169,988)	$15,633
*	For fiscal year ended December 31, 2021.

AAM has contractually agreed until October 31, 2032, with respect to the Bahl & Gaynor Fund, HIMCO Fund and Insight Fund, and April 30, 2032, with respect to the Phocas Fund, to waive its fees and/or pay for operating expenses of each Fund to ensure that the total annual fund operating expenses (excluding as applicable, any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, extraordinary expenses such as litigation expenses, Rule 12b-1 fees, and shareholder service fees) do not exceed the limits set forth below:

	Expense Limit as Percent of Average Daily Net Assets
Fund Name	Class A Shares	Class C Shares	Class I Shares	Class Y Shares
Bahl & Gaynor Fund	1.08%	1.83%	0.83%	N/A
HIMCO Fund	0.84%	1.59%	0.59%	N/A
Insight Fund	0.85%	1.60%	0.60%	0.50%
Phocas Fund	1.15%	1.90%	0.90%	N/A

Fees waived and expenses paid by AAM may be reimbursed for a period ending three full fiscal years after the day of any such waiver or payment if the reimbursement will not cause a Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.

A discussion regarding the basis for the Board’s most recent approval of the Current Advisory Agreement, with respect to each of the Bahl & Gaynor Fund, HIMCO Fund and Insight Fund, is available in the Fund’s Annual Report dated June 30, 2022, and with respect to the Phocas Fund, is available in the Fund’s Semi-Annual Report dated June 30, 2022.

The names and principal occupations of each principal executive officer and director of AAM are listed below. Unless otherwise noted, the address of each person listed is Advisors Asset Management, Inc., 18925 Base Camp Road, Suite 203, Monument, Colorado 80132.

Name	Principal Occupation
Scott Colyer	Chairman, Chief Executive Officer and Director
Lisa Colyer	Executive Vice President and Director
James Costas	Executive Vice President and Director
John Galvin	Executive Vice President and Director
Jeffrey Opie	Executive Vice President and Chief Financial Officer
Timothy Stoklosa	Executive Vice President and Chief Operating Officer
Richard Stewart	Executive Vice President
Charles Sickles	Executive Vice President
Marilee Ferone	Executive Vice President
John Webber	Senior Vice President, Chief Compliance Officer and Secretary
Alex Meitzner	Senior Vice President
Brian Gilbert	Senior Vice President
Christopher Genovese	Managing Director and Director
Clifford Corso	President and Chief Investment Officer
Matthew Lloyd	Chief Investment Strategist
Bart Daniel	Chief Technology Officer and Director

AAM has indicated that it does not serve as investment advisor to any other mutual fund which has investment objectives similar to those of each Fund.

Terms of the New Advisory Agreement

The terms of the New Advisory Agreement with AAM are substantially the same as the terms of the Current Advisory Agreement. The New Advisory Agreement describes the services that AAM would provide to the Funds, which generally would include reviewing, supervising, and administering the investment program of the Funds. In addition, AAM would have the ability to delegate day-to-day portfolio management responsibilities of each Fund to one or more sub-advisors, and in that connection, would be responsible for making recommendations to the Board of Trustees of the Trust with respect to hiring, termination and replacement of any sub-advisor of the Funds. AAM would not liable to the Trust under the terms of the New Advisory Agreement for any error of judgment or mistake of law or for any loss suffered by AAM or the Trust in connection with the performance of the New Advisory Agreement, except a loss resulting from a breach of fiduciary duty by AAM with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on AAM’s part in the performance of its duties or from reckless disregard by AAM of its duties under the New Advisory Agreement.

If approved by the shareholders of a Fund, the New Advisory Agreement would continue in force with respect to the Fund for a period of two years following the Closing, unless sooner terminated as provided in the New Advisory Agreement. The New Advisory Agreement would continue in force from year to year thereafter with respect to the Fund so long as it is specifically approved at least annually in the manner required by the 1940 Act.

The New Advisory Agreement may be terminated with respect to a Fund at any time without payment of any penalty by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting shares of the Fund upon 60 days’ written notice to AAM; or (ii) by AAM upon 60 days’ written notice to the Trust. The New Advisory Agreement would automatically terminate in the event of its assignment (as defined in the 1940 Act).

Under the New Advisory Agreement, AAM would be entitled to an annual advisory fee, calculated daily and payable monthly, based on the following fee schedule, which is the same as the current fee schedule under the Current Advisory Agreement:

Fund	Fee
Bahl & Gaynor Fund	0.65% of the Fund’s daily net assets
HIMCO Fund	0.38% of the Fund’s daily net assets
Insight Fund	0.38% of the Fund’s daily net assets
Phocas Fund	0.65% of the Fund’s daily net assets

In addition, AAM has contractually agreed to maintain the same expense limitation arrangement for the Funds currently in effect until October 31, 2032, with respect to the Bahl & Gaynor Fund, HIMCO Fund and Insight Fund, and April 30, 2032, with respect to the Phocas Fund (the “Expense Limitation Period” for each Fund, as applicable). In particular, AAM has contractually agreed to waive its fees and/or pay for operating expenses of each Fund to ensure that the Fund’s total annual fund operating expenses (excluding as applicable, any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, extraordinary expenses such as litigation expenses, Rule 12b-1 fees, and shareholder service fees) do not exceed the limit set forth below:

	Expense Limit as Percent of Average Daily Net Assets
Fund Name	Class A Shares	Class C Shares	Class I Shares	Class Y Shares
Bahl & Gaynor Fund	1.08%	1.83%	0.83%	N/A
HIMCO Fund	0.84%	1.59%	0.59%	N/A
Insight Fund	0.85%	1.60%	0.60%	0.50%
Phocas Fund	1.15%	1.90%	0.90%	N/A

This agreement will remain in effect for the Expense Limitation Period from the effective date of the New Advisory Agreement (which is the Closing). Fees waived and expenses paid by AAM may be reimbursed for a period ending three full fiscal years after the day of any such waiver or payment. In addition, AAM is permitted to seek reimbursement of fees waived or payments made to a Fund prior to the Transaction, for a period of three full fiscal years after the day of any such waiver or payment. In each case, such reimbursement may be requested from a Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.

Board Consideration of Current Advisory Agreement and New Advisory Agreement

At its meetings held on March 9 and 10, 2022 (the “March Meeting”) and October 5, 2022 (the “October Meeting” and, together with the March Meeting, the “Meetings”), the Board considered the Current Advisory Agreement and the New Advisory Agreement, respectively. In particular, in consideration of the New Agreement, the Board considered information previously reviewed by the Board at the March Meeting, during which the Board conducted its annual review and approved the Current Advisory Agreement. In advance of the March Meeting, the Board received information about the Funds and the Current Advisory Agreement from AAM and from Mutual Fund Administration, LLC (“MFAC”) and UMB Fund Services, Inc. (“UMBFS”), the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about AAM’s organization and financial condition; information regarding the background and experience of relevant personnel providing services to the Funds; reports comparing the performance of each Fund with returns of its benchmark index and a group of comparable funds (each, a “Peer Group”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”) from Morningstar, Inc.’s relevant fund universe (each, a “Fund Universe”) for the one-, three- and five-year periods ended December 31, 2021; and reports comparing the investment advisory fees and total expenses of each Fund with those of the Peer Group and Fund Universe. Additionally, in advance of the October Meeting, the Board received information about the Funds and the New Advisory Agreement from AAM, MFAC and UMBFS, certain portions of which are discussed below. The materials, among other things, included information about the Transaction and Peer Group performance reports for the one-, three- and five-year periods ended June 30, 2022. In consideration of the Current Advisory Agreement and the New Advisory Agreement, at the Meetings, the Board also received a memorandum from the independent legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the Current Advisory Agreement and the proposed approval of the New Advisory Agreement. In addition, at the Meetings, the Board considered information reviewed by the Board throughout the year at other Board and Board committee meetings. No representatives of AAM were present during the Board’s consideration of the Current Advisory Agreement or the New Advisory Agreement, and the Independent Trustees were represented by their legal counsel with respect to the matters considered.

In approving the Current Advisory Agreement and the New Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services

At the Meetings, the Board considered the overall quality of services to be provided by AAM to the Funds. In doing so, the Board considered the role of AAM as investment advisor to the Funds, noting that AAM would provide overall supervision of the general investment management and investment operations of each Fund and oversight of each Sub-Advisor with respect to the corresponding Fund’s operations. The Board noted that AAM’s responsibilities would include monitoring the investment and trading activities of each Sub-Advisor, monitoring each Fund’s compliance with its investment policies, and providing general administrative services related to AAM’s overall supervision of the Funds. The Board considered the qualifications, experience and responsibilities of the personnel involved in the activities of the Funds, noting that key personnel of AAM would continue to be involved in overall supervision of the general investment management and investment operations of each Fund. The Board also considered the overall quality of AAM’s organization and operations, and AAM’s compliance structure.

With respect to the performance results of the Fund, the March Meeting materials indicated the following:

●	The Bahl & Gaynor Fund outperformed the Peer Group median, Peer Group average and S&P 500 Index returns for the one-year period, and underperformed the Peer Group median, Peer Group average and the S&P 500 Index returns over the three-year period by 2.35%, 3.06% and 3.38% respectively and by 0.80%, 0.67% and 1.91%, respectively, over the five-year period. The Trustees considered AAM’s assertions that the Fund had delivered on its objectives; that the Fund was expected to underperform in “risk-on” market environments, such as when investor sentiment is optimistic and stocks are generally outperforming bonds; and that the Fund was appropriately positioned to participate in market upside, while able to preserve capital when positioning and market sentiments revert. The Trustees also noted that the Fund grew income during the three- and five-year periods and protected the Fund’s returns in the downside market during the one-year period.

●	The HIMCO Fund outperformed both the Peer Group median and Peer Group Average and relative to the Bloomberg U.S. Government/Credit 1-3 Year Index over the one-, three- and five-year periods.

●	For the one-year period, the Insight Fund underperformed the Peer Group median, the Peer Group average and the Bloomberg U.S. Aggregate Bond and Bloomberg U.S. Credit Indices (the “Indices”) by 4,85%, 1.50%, 4.85% and 1.50%, respectively. For the three- and five-year periods, the Insight Fund underperformed the Peer Group median and the Peer Group average by 1.26% and 0.65% and 0.46% and 0.03%, respectively. The Insight Fund slightly outperformed the Indices for the three-and five-year periods. The Trustees considered that the Insight Fund’s peer group consists of both corporate bond funds and intermediate core-plus bond funds and that, through June 30, 2022, the Fund’s overweight allocation to high yield corporate credit and asset-backed securities were significant detractors from Fund performance, as the Federal Reserve tightened financial conditions to combat inflation.

●	The Phocas Fund outperformed both the Peer Group median and Peer Group average over the one-, three-, five- and ten-year periods. The Phocas Fund underperformed the S&P U.S. REIT Index for the one-year period by 1.42%, but outperformed the index for the three-, five- and ten-year periods.

Advisory Fees and Expense Ratios

With respect to the advisory fees and expenses paid by the Funds, the March Meeting materials indicated the following:

●	The Bahl & Gaynor Fund’s annual investment advisory fee (gross of fee waivers) was the same as the Peer Group median but higher than the Large Blend Fund Universe median by 0.07%. The Trustees considered that AAM does not manage any other accounts with the same objectives as the Fund, and therefore they did not have a good basis for comparing the Fund’s advisory fee with those of other similar accounts managed by AAM. The Trustees considered that the Bahl & Gaynor Fund’s advisory fee was within the range of advisory fees paid by other series of the Trust managed by AAM. The annual total expenses paid by the Fund (net of waivers) for the Fund’s most recent fiscal year were higher than the Peer Group median and Fund Universe median by 0.11% and 0.13%, respectively. The Trustees noted that the Bahl & Gaynor Fund’s total expenses were in in the highest quartile of those funds in the Fund Universe. The Trustees also considered AAM’s observation that some of the funds in the Peer Group are part of larger fund complexes and therefore could have lower expenses or support lower expense caps.

●	The HIMCO Fund’s annual investment advisory fee (gross of fee waivers) was slightly higher than the Peer Group and the Short-Term Bond Fund Universe medians by 0.03%. The Trustees noted that AAM does not manage any other accounts with the same objectives and policies as the HIMCO Fund, and therefore they did not have a good basis for comparing the HIMCO Fund’s advisory fee with those of other similar client accounts of the AAM. The Trustees considered that the HIMCO Fund’s advisory fee was within the range of advisory fees paid by other series of the Trust managed by AAM. The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were higher than the Peer Group and Fund Universe medians by 0.13%. The Trustees noted that the average net assets of the HIMCO Fund’s class considered by Broadridge were lower than the average net assets of corresponding classes of funds in the Fund Universe, and that certain of those other funds also had significant assets in other classes. The Trustees also considered AAM’s observation that some of the funds in the Peer Group are part of larger fund complexes and therefore could have lower expenses or support lower expense caps.

●	The Insight Fund’s annual investment advisory fee (gross of fee waivers) was the same as the Peer Group and Corporate Bond Fund Universe medians. The Trustees considered that AAM does not manage any other accounts with the same objectives and policies as the Insight Fund, and therefore they did not have a good basis for comparing the Fund’s advisory fee with those of other similar client accounts managed by AAM. The Trustees also considered that the Insight Fund’s advisory fee was within the range of advisory fees paid by other series of the Trust managed by AAM. The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were higher than the Peer Group and Fund Universe medians by 0.05% and 006%, respectively. The Trustees noted that the average net assets of the Insight Fund’s class considered by Broadridge were significantly lower than the average net assets of corresponding classes of funds in the Fund Universe, and that certain of those other funds also had significant assets in other classes. The Trustees also considered that the Insight Fund’s total expenses were not in the highest quartile of those funds in the Peer Group and Fund Universe.

●	The Phocas Fund’s annual investment advisory fee (gross of fee waivers) was lower than the Peer Group and Real Estate Fund Universe medians. The Trustees noted that AAM does not manage any other accounts with the same objectives and policies as the Phocas Fund, and therefore they did not have a good basis for comparing the Phocas Fund’s advisory fee with those of other similar client accounts managed by AAM. The Trustees considered that the Phocas Fund’s advisory fee was within the range of advisory fees paid by other series of the Trust managed by AAM. The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were lower than the Peer Group median but were slightly higher than the Fund Universe median by 0.03%. The Trustees noted that the average net assets of the Phocas Fund’s class considered by Broadridge were significantly lower than the average net assets of corresponding classes of funds in the Fund Universe, and that certain of those other funds also had significant assets in other classes.

At the March Meeting, the Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to AAM under the Current Advisory Agreement was fair and reasonable in light of the nature and quality of the services AAM provides to the Funds, Further, at the October Meeting, the Board considered that under the New Advisory Agreement, AAM would be entitled to the same advisory fees as it is currently entitled under the Current Advisory Agreement, which the Board approved at the March Meeting.

Profitability and Economies of Scale

At the Meetings, the Board considered information prepared by AAM relating to its expected costs and profitability with respect to each Fund, noting that AAM had agreed to maintain the current expense limitation arrangement until October 31, 2032, with respect to the Bahl & Gaynor Fund, HIMCO Fund and Insight Fund, and April 30, 2032, with respect to the Phocas Fund. Recognizing the difficulty in evaluating an investment advisor’s profitability with respect to the funds it manages in the context of an advisor with multiple lines of business, and noting that other profitability methodologies might also be reasonable, the Independent Trustees concluded that the profits of AAM from its relationships with the Funds were reasonable. The Trustees noted that although there were no advisory fee breakpoints, the asset levels of the AAM Funds were not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the assets of the Funds grow.

The Board also considered the potential benefits to be received by AAM as a result of AAM’s relationship with the Funds, other than its receipt of investment advisory fees, including any research received from broker-dealers providing execution services to the Funds, the beneficial effects from the review by the Trust’s Chief Compliance Officer of AAM’s compliance program, and the intangible benefits of AAM’s association with the Funds generally and any favorable publicity arising in connection with the Funds’ performance. The Trustees noted that although there were no advisory fee breakpoints, the asset levels of the Funds were not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the assets of those Funds grow.

Conclusion

At the March Meeting, the Board concluded that the nature, overall quality, and extent of the management and oversight services provided by AAM to the Funds were satisfactory; the compensation payable to AAM pursuant to the Current Advisory Agreement was fair and reasonable in light of the nature and quality of the services AAM provides to the Funds; and the renewal of the Current Advisory Agreement would be in the best interests of each Fund and its shareholders.

At its October Meeting, based on its review, including its consideration of the fact that AAM’s proposed compensation under the proposed New Advisory Agreement is the same compensation under the Current Advisory Agreement and that key personnel of AAM would continue to be involved in overall supervision of the general investment management and investment operations of each Fund, the Board concluded that AAM would have the capabilities, resources and personnel necessary to manage the Funds, and that in light of the services to be provided by AAM to the Funds, the compensation to be paid to it under the New Advisory Agreement is fair and reasonable, and that approval of the New Agreement is in the best interest of each Fund and its shareholders.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND APPROVE THE NEW ADVISORY AGREEMENT BETWEEN THE TRUST AND AAM WITH RESPECT TO THEIR FUND(S).

PROPOSAL 5 – APPROVAL OF NEW BAHL & GAYNOR SUB-ADVISORY AGREEMENT

Information Regarding Bahl & Gaynor and the Current Bahl & Gaynor Sub-Advisory Agreement

Bahl & Gaynor, with its principal place of business at 255 East Fifth Street, Suite 2700, Cincinnati, Ohio, 45202, is 100% owned by employees and it majority shareholders are William F. Bahl and Vere W. Gaynor. Bahl & Gaynor is registered as an investment advisor with the SEC. As of June 30, 2022, Bahl & Gaynor had $16.1 billion in assets under management.

Bahl & Gaynor currently provides investment sub-advisory services to the Bahl & Gaynor Fund pursuant to a sub-advisory agreement between Bahl & Gaynor and AAM dated July 5, 2012, as amended and restated on January 1, 2018 (the “Bahl & Gaynor Sub-Advisory Agreement”). The Bahl & Gaynor Sub-Advisory Agreement describes the services that Bahl & Gaynor provides to the Fund, which generally include making decisions with respect to all purchases and sales of securities and other investment assets for the Fund. Bahl & Gaynor is not liable to AAM or the Trust under the terms of the Bahl & Gaynor Sub-Advisory Agreement for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing in the Bahl & Gaynor Sub-Advisory Agreement shall be deemed to protect, or purport to protect, Bahl & Gaynor against any liability to AAM or the Trust to which Bahl & Gaynor would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of Bahl & Gaynor’s duties under the Bahl & Gaynor Sub-Advisory Agreement, or by reason of Bahl & Gaynor’s reckless disregard of its obligations and duties under the Bahl & Gaynor Sub-Advisory Agreement. The Bahl & Gaynor Sub-Advisory Agreement continues in force from year to year with respect to the Fund so long as it is specifically approved at least annually in the manner required by the 1940 Act. The Bahl & Gaynor Sub-Advisory Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, (i) by the Board, (ii) by a vote of a majority of the outstanding voting securities of the Fund, (iii) by AAM on 60 days’ written notice to Bahl & Gaynor or (iv) by Bahl & Gaynor on 60 days’ written notice to the Trust and AAM. In addition, the Bahl & Gaynor Sub-Advisory Agreement will terminate automatically upon its assignment or upon termination of the Current Advisory Agreement.

The Bahl & Gaynor Sub-Advisory Agreement with respect to the Fund was last submitted for approval by the Fund’s initial shareholder on July 5, 2012. The Bahl & Gaynor Sub-Advisory Agreement with respect to the Fund was last renewed by the Trust’s Board on March 9-10, 2022.

Under the Bahl & Gaynor Sub-Advisory Agreement, Bahl & Gaynor receives an annual sub-advisory fee, calculated daily and payable monthly, based on the following fee schedule:

Fund	Fee
Bahl & Gaynor Fund	0.25% of the Fund’s average daily net assets on first $300 million; and 0.30% of the Fund’s average daily net assets over $300 million.

All sub-advisory fees with respect to the Fund are paid by AAM and not the Fund. Because AAM pays Bahl & Gaynor, there is no “duplication” of advisory fees paid. The sub-advisory fees paid by AAM to Bahl & Gaynor and applicable fee waivers during the Fund’s most recent fiscal year ended June 30, 2022, were as follows:

Fund Name	Gross Sub-Advisory Fees	Sub-Advisory Fees (Waived)/Recouped	Net Sub-Advisory Fees
Bahl & Gaynor Fund	$6,165,667	$0	$6,165,667

The names and principal occupations of each principal executive officer and director of Bahl & Gaynor, located at 255 East Fifth Street, Suite 2700, Cincinnati, Ohio, 45202, are listed below. None of Bahl & Gaynor’s principal officers and directors has any position with the Fund.

Name	Principal Occupation/Title
Robert Groenke	Chief Executive Officer and President
Tita Rogers	Chief Compliance Officer
Kevin Gade	Chief Operating Officer
Peter Kwiatkowski	Chief Investment Officer
Glenn Warden	Chief Technology Officer
Jenelle Armstrong	Chief Administrative Officer
Charles Pettengill	Chairman
Stephanie Thomas	Managing Director, Institutional Client
Nicholas Puncer	Managing Director, Institutional Product
Christopher Heekin	Managing Director, Private Wealth Services
William Bahl	Director Emeritus
Vere Gaynor	Director Emeritus
Edward Woods	Director and Secretary
John Schmitz	Director and Treasurer
Ellis Hummel	Director
William J. Bahl	Director
Scott Rodes	Vice President

Bahl & Gaynor has indicated that it does not provide investment advisory services to any other registered funds, private funds or separately managed accounts which have investment objectives similar to those of the Bahl & Gaynor Fund.

Terms of the New Sub-Advisory Agreement with Bahl & Gaynor

The terms of the New Bahl & Gaynor Sub-Advisory Agreement are substantially the same as the terms of the Bahl & Gaynor Sub-Advisory Agreement. The New Bahl & Gaynor Sub-Advisory Agreement describes the services that Bahl & Gaynor will provide to the Fund, which generally include making decisions with respect to all purchases and sales of securities and other investment assets for the Fund. Bahl & Gaynor will not be liable to AAM or the Trust under the terms of the New Bahl & Gaynor Sub-Advisory Agreement for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing in the New Bahl & Gaynor Sub-Advisory Agreement shall be deemed to protect, or purport to protect, Bahl & Gaynor against any liability to AAM or the Trust to which Bahl & Gaynor would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of Bahl & Gaynor’s duties under the New Bahl & Gaynor Sub-Advisory Agreement, or by reason of Bahl & Gaynor’s reckless disregard of its obligations and duties under the New Bahl & Gaynor Sub-Advisory Agreement. If approved by the shareholders of the Fund, the New Bahl & Gaynor Sub-Advisory Agreement would continue in force with respect to the Fund for a two-year period following the Closing, unless sooner terminated as provided in the New Bahl & Gaynor Sub-Advisory Agreement. The New Bahl & Gaynor Sub-Advisory Agreement would continue in force from year to year thereafter with respect to the Fund so long as it is specifically approved at least annually in the manner required by the 1940 Act.

The New Bahl & Gaynor Sub-Advisory Agreement may be terminated with respect to the Fund at any time without payment of any penalty (i) by the Board of Trustees of the Trust, (ii) by the vote of a majority of the outstanding voting shares of the Fund, (iii) by AAM on 60 days’ written notice to Bahl & Gaynor, or (iv) by Bahl & Gaynor upon 60 days’ written notice to the Trust and AAM. In addition, the New Bahl & Gaynor Sub-Advisory Agreement would automatically terminate in the event of its assignment (as defined in the 1940 Act) and would automatically terminate with respect to the Fund if the advisory agreement between AAM and the Trust with respect to the Fund is terminated.

Under the New Bahl & Gaynor Sub-Advisory Agreement, Bahl & Gaynor will receive an annual sub-advisory fee, calculated daily and payable monthly, based on the following fee schedule, which is the same as the current fee schedule under the Bahl & Gaynor Sub-Advisory Agreement:

Fund	Fee
Bahl & Gaynor Fund	0.25% of the Fund’s average daily net assets on first $300 million; and 0.30% of the Fund’s average daily net assets over $300 million.

All sub-advisory fees with respect to the Fund will be paid by AAM and not the Fund. Because AAM pays Bahl & Gaynor, there is no “duplication” of advisory fees paid.

Board Consideration of the Bahl & Gaynor Sub-Advisory Agreement and the New Bahl & Gaynor Sub-Advisory Agreement

At its March Meeting and October Meeting, the Board considered the Bahl & Gaynor Sub-Advisory Agreement and the New Bahl & Gaynor Sub-Advisory Agreement, respectively. In particular, in consideration of the New Bahl & Gaynor Sub-Advisory Agreement, the Board considered information previously reviewed by the Board at the March Meeting during which the Board conducted its annual review and approval of the Bahl & Gaynor Sub-Advisory Agreement. In advance of the March Meeting, the Board received information about the Fund and the Bahl & Gaynor Sub-Advisory Agreement from Bahl & Gaynor, and from MFAC and UMBFS, certain portions of which are discussed below. The materials, among other things, included information about Bahl & Gaynor’s organization and financial condition; information regarding the background and experience of relevant personnel providing services to the Fund; reports comparing the performance of the Fund with returns of its Peer Group and Fund Universe for various periods ended December 31, 2021; and information regarding the sub-advisory fees of the Fund. Additionally, in advance of the October Meeting, the Board received information about the Bahl & Gaynor Fund and the New Bahl & Gaynor Sub-Advisory Agreement, certain portions of which are discussed below. The materials, among other things, including information about the Transaction and Peer Group performance reports for the one-, three- and five-year periods ended June 30, 2022. In consideration of the Bahl & Gaynor Sub-Advisory Agreement and the New Bahl & Gaynor Sub-Advisory Agreement, at the Meetings the Board also received a memorandum from the independent legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the Bahl & Gaynor Sub-Advisory Agreement and the proposed approval of the New Bahl & Gaynor Sub-Advisory Agreement. In addition, at the Meetings, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of Bahl & Gaynor were present during the Board’s consideration of the Bahl & Gaynor Sub-Advisory Agreement or the New Bahl & Gaynor Sub-Advisory Agreement, and the Independent Trustees were represented by their legal counsel with respect to the matters considered. In approving the Bahl & Gaynor Sub-Advisory Agreement and the New Bahl & Gaynor Sub-Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services

At the Meetings, the Board considered the overall quality of services provided by Bahl & Gaynor to the Fund. In doing so, the Board considered Bahl & Gaynor’s specific responsibilities in day-to-day portfolio management of the Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the organization and operations of Bahl & Gaynor, as well as its compliance structure. The Board noted that as the sole sub-advisor to the Fund, Bahl & Gaynor is primarily responsible for the day-to-day management of the Fund and its investment results, which the Board had discussed when considering the Fund’s advisory agreement with AAM. The Trustees noted that AAM was recommending the approval of the Bahl & Gaynor Sub-Advisory Agreement and the New Bahl & Gaynor Sub-Advisory Agreement with respect to the Fund. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management services provided by Bahl & Gaynor to the Bahl & Gaynor Fund were satisfactory.

Sub-Advisory Fees

At the March meeting, the Board reviewed information regarding the sub-advisory fees charged by Bahl & Gaynor with respect to the Fund. At the October Meeting, the Board considered that under the New Bahl & Gaynor Sub-Advisory Agreement, Bahl & Gaynor would be entitled to the same sub-advisory fees it was currently entitled to receive under the Bahl & Gaynor Sub-Advisory Agreement. At the Meetings, the Trustees noted that the sub-advisory fee charged to the Fund was lower than the fee Bahl & Gaynor charges to sub-advise another mutual fund with similar objectives and policies as the Fund. The Board considered that AAM will pay Bahl & Gaynor’s sub-advisory fees. The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to Bahl & Gaynor under the Bahl & Gaynor Sub-Advisory Agreement and the New Bahl & Gaynor Sub-Advisory Agreement was fair and reasonable in light of the nature and quality of the services proposed to be provided by Bahl & Gaynor to the Fund.

Benefits to the Sub-Advisor

At the Meetings, the Board also considered the benefits received by Bahl & Gaynor as a result of its relationship with the Fund, other than the receipt of its sub-advisory fees, including any research made available to it by broker-dealers that provide execution services to the Fund, the beneficial effects from the review by the Trust’s Chief Compliance Officer of Bahl & Gaynor’s compliance program, and the intangible benefits of Bahl & Gaynor’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance.

Conclusion

At the March Meeting, the Board concluded that based on the information they had reviewed, the nature, overall quality, and extent of the services provided by Bahl & Gaynor to the Fund were satisfactory; the compensation payable to Bahl & Gaynor pursuant to the Bahl & Gaynor Sub-Advisory Agreement was fair and reasonable in light of the nature and quality of the services Bahl & Gaynor provides to the Fund; and renewal of the sub-advisory agreement would be in the best interests of the Fund and its shareholders.

At the October Meeting, based on its review, including its consideration of the fact that Bahl & Gaynor’s compensation under the proposed New Bahl & Gaynor Sub-Advisory Agreement for the Fund is the same as its compensation under the Bahl & Gaynor Sub-Advisory Agreement, the Board concluded that Bahl & Gaynor would have the capabilities, resources and personnel necessary to manage the Fund, and that in light of the services to be provided by Bahl & Gaynor to the Fund the proposed compensation to be paid to it under the New Bahl & Gaynor Sub-Advisory Agreement with respect to the Fund is fair and reasonable, and that approval of the New Bahl & Gaynor Sub-Advisory Agreement is in the best interest of the Fund and its shareholders.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND APPROVE THE NEW SUB-ADVISORY AGREEMENT BETWEEN AAM AND BAHL & GAYNOR WITH RESPECT TO THE BAHL & GAYNOR FUND.

PROPOSAL 6 – APPROVAL OF NEW HIMCO SUB-ADVISORY AGREEMENT

Information Regarding HIMCO and the Current HIMCO Sub-Advisory Agreement

HIMCO, with its principal place of business at One Hartford Plaza, Hartford, Connecticut 06155, is a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. HIMCO is registered as an investment advisor with the SEC. As of June 30, 2022, HIMCO had $113.3 billion in assets under management.

HIMCO currently provides investment sub-advisory services to the HIMCO Fund pursuant to a sub-advisory agreement between HIMCO and AAM dated June 30, 2014 (the “HIMCO Sub-Advisory Agreement”). The HIMCO Sub-Advisory Agreement describes the services that HIMCO provides to the Fund, which generally include making decisions with respect to all purchases and sales of securities and other investment assets for the Fund. HIMCO is not liable to AAM or the Trust under the terms of the HIMCO Sub-Advisory Agreement for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing in the HIMCO Sub-Advisory Agreement shall be deemed to protect, or purport to protect, HIMCO against any liability to AAM or the Trust to which HIMCO would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of HIMCO’s duties under the HIMCO Sub-Advisory Agreement, or by reason of HIMCO’s reckless disregard of its obligations and duties under the HIMCO Sub-Advisory Agreement. The HIMCO Sub-Advisory Agreement continues in force from year to year with respect to the Fund so long as it is specifically approved at least annually in the manner required by the 1940 Act. The HIMCO Sub-Advisory Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, (i) by the Board, (ii) by a vote of a majority of the outstanding voting securities of the Fund, (iii) by AAM on 60 days’ written notice to HIMCO or (iv) by HIMCO on 60 days’ written notice to the Trust and AAM. In addition, the HIMCO Sub-Advisory Agreement will terminate automatically upon its assignment or upon termination of the Current Advisory Agreement.

The HIMCO Sub-Advisory Agreement with respect to the Fund was last submitted for approval by the Fund’s initial shareholder on June 30, 2014. The HIMCO Sub-Advisory Agreement with respect to the Fund was last renewed by the Trust’s Board on March 9-10, 2022.

Under the HIMCO Sub-Advisory Agreement, HIMCO receives an annual sub-advisory fee, calculated daily and payable monthly, based on the following fee schedule:

Fund	Fee
HIMCO Fund	0.38% of the Fund’s average daily net assets equal to the Seed Share NAV; 0.18% of the Fund’s average daily net assets of $250 million or less (excluding the Seed Share NAV, if any); 0.19% of the Fund’s average daily net assets over $250 million but less than or equal to $500 million (excluding the Seed Share NAV, if any); 0.20% of the Fund’s average daily net assets over $500 million but less than or equal to $1 billion (excluding the Seed Share NAV, if any); and 0.21% of the Fund’s average daily net assets over $1 billion (excluding the Seed Share NAV, if any).

All sub-advisory fees with respect to the Fund are paid by AAM and not the Fund. Because AAM pays HIMCO, there is no “duplication” of advisory fees paid. The sub-advisory fees paid by AAM to HIMCO and applicable fee waivers during the Fund’s most recent fiscal year ended June 30, 2022, were as follows:

Fund Name	Gross Sub-Advisory Fees	Sub-Advisory Fees (Waived)/Recouped	Net Sub-Advisory Fees
HIMCO	$1,109,654	$91,577	$1,201,232

The names and principal occupations of each principal executive officer and director of HIMCO, located at One Hartford Plaza, Hartford, Connecticut 06155, are listed below. None of HIMCO’s principal officers and directors has any position with the Fund.

Name	Principal Occupation/Title
Amy Stepnowski	President and Director
John Maher	Managing Director
Brenda Page	Secretary and Chief Legal Officer
Timothy Brennan	Chief Compliance Officer
Elaine Nigro	Executive Vice President and Director
Peter Perrotti	Executive Vice President and Director
Tracy Eccles	Executive Vice President and Director
Ira Edelblum	Executive Vice President and Director
Rene Aube	Executive Vice President and Director
The Hartford Financial Services Group, Inc.	Parent Company

HIMCO has indicated that it does not provide investment advisory services to any other registered funds, private funds or separately managed accounts which have investment objectives similar to those of the HIMCO Fund.

Terms of the New Sub-Advisory Agreement with HIMCO

The terms of the New HIMCO Sub-Advisory Agreement are substantially the same as the terms of the HIMCO Sub-Advisory Agreement. The New HIMCO Sub-Advisory Agreement describes the services that HIMCO will provide to the Fund, which generally include making decisions with respect to all purchases and sales of securities and other investment assets for the Fund. HIMCO will not be liable to AAM or the Trust under the terms of the New HIMCO Sub-Advisory Agreement for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing in the New HIMCO Sub-Advisory Agreement shall be deemed to protect, or purport to protect, HIMCO against any liability to AAM or the Trust to which HIMCO would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of HIMCO’s duties under the New HIMCO Sub-Advisory Agreement, or by reason of HIMCO’s reckless disregard of its obligations and duties under the New HIMCO Sub-Advisory Agreement. If approved by the shareholders of the Fund, the New HIMCO Sub-Advisory Agreement would continue in force with respect to the Fund for a two-year period following the Closing of the Transaction, unless sooner terminated as provided in the New HIMCO Sub-Advisory Agreement. The New HIMCO Sub-Advisory Agreement would continue in force from year to year thereafter with respect to the Fund so long as it is specifically approved at least annually in the manner required by the 1940 Act.

The New HIMCO Sub-Advisory Agreement may be terminated with respect to the Fund at any time without payment of any penalty (i) by the Board of Trustees of the Trust, (ii) by the vote of a majority of the outstanding voting shares of the Fund, (iii) by AAM on 60 days’ written notice to HIMCO, or (iv) by HIMCO upon 60 days’ written notice to the Trust and AAM. In addition, the New HIMCO Sub-Advisory Agreement would automatically terminate in the event of its assignment (as defined in the 1940 Act) and would automatically terminate with respect to the Fund if the advisory agreement between AAM and the Trust with respect to the Fund is terminated.

Under the New HIMCO Sub-Advisory Agreement, HIMCO will receive an annual sub-advisory fee, calculated daily and payable monthly, based on the following fee schedule, which is the same as the current fee schedule under the HIMCO Sub-Advisory Agreement:

Fund	Fee
HIMCO Fund	0.38% of the Fund’s average daily net assets equal to the Seed Share NAV; 0.18% of the Fund’s average daily net assets of $250 million or less (excluding the Seed Share NAV, if any); 0.19% of the Fund’s average daily net assets over $250 million but less than or equal to $500 million (excluding the Seed Share NAV, if any); 0.20% of the Fund’s average daily net assets over $500 million but less than or equal to $1 billion (excluding the Seed Share NAV, if any); and 0.21% of the Fund’s average daily net assets over $1 billion (excluding the Seed Share NAV, if any).

All sub-advisory fees with respect to the Fund will be paid by AAM and not the Fund. Because AAM pays HIMCO, there is no “duplication” of advisory fees paid.

Board Consideration of HIMCO Sub-Advisory Agreement and the New HIMCO Sub-Advisory Agreement

At its March Meeting and October Meeting, the Board considered the HIMCO Sub-Advisory Agreement and New HIMCO Sub-Advisory Agreement, respectively. In particular, in consideration of the New HIMCO Sub-Advisory Agreement, the Board considered information previously reviewed by the Board at a meeting held at the March Meeting during which the Board conducted its annual review of the HIMCO Sub-Advisory Agreement. In advance of the March Meeting, the Board received information about the Fund and the HIMCO Sub-Advisory Agreement from HIMCO, and from MFAC and UMBFS, certain portions of which are discussed below. The materials, among other things, included information about HIMCO’s organization and financial condition; information regarding the background and experience of relevant personnel providing services to the Fund; reports comparing the performance of the Fund with returns of its Peer Group and Fund Universe for various periods ended December 31, 2021; and information regarding the sub-advisory fees of the Fund. Additionally, in advance of the October Meeting, the Board received information about the HIMCO Fund and the New HIMCO Sub-Advisory Agreement, certain portions of which are discussed below. The materials, among other things, including information about the Transaction and Peer Group performance reports for the one-, three- and five-year periods ended June 30, 2022. In consideration of the HIMCO Sub-Advisory Agreement and the New HIMCO Sub-Advisory Agreement, at the Meetings the Board also received a memorandum from the independent legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the HIMCO Sub-Advisory Agreement and the proposed approval of the New HIMCO Sub-Advisory Agreement. In addition, at the Meetings, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of HIMCO were present during the Board’s consideration of the HIMCO Sub-Advisory Agreement or the New HIMCO Sub-Advisory Agreement, and the Independent Trustees were represented by their legal counsel with respect to the matters considered. In approving the HIMCO Sub-Advisory Agreement and the New HIMCO Sub-Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services

At the Meetings, the Board considered the overall quality of services provided by HIMCO to the Fund. In doing so, the Board considered HIMCO’s specific responsibilities in day-to-day portfolio management of the Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the organization and operations of HIMCO, as well as its compliance structure. The Board noted that as the sole sub-advisor to the Fund, HIMCO is primarily responsible for the day-to-day management of the Fund and its investment results, which the Board had discussed when considering the Fund’s advisory agreement with AAM. The Trustees noted that AAM was recommending the approval of HIMCO Sub-Advisory Agreement and the New HIMCO Sub-Advisory Agreement with respect to the Fund. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management services provided by HIMCO to the HIMCO Fund were satisfactory.

Sub-Advisory Fees

At the March Meeting, the Board reviewed information regarding the sub-advisory fees charged by HIMCO with respect to the Fund. At the October Meeting, the Board considered that under the New HIMCO Sub-Advisory Agreement, HIMCO would be entitled to the same sub-advisory fees it was currently entitled to receive under the HIMCO Sub-Advisory Agreement. At the Meetings, the Trustees noted that the sub-advisory fee charged to the Fund was lower than the fee HIMCO charges for institutional client accounts managed using its short duration strategy up to the $75 million asset level, but higher than its standard fee schedule above that level. The Board considered that AAM will pay HIMCO’s sub-advisory fees. The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to HIMCO under the HIMCO Sub-Advisory Agreement and the New HIMCO Sub-Advisory Agreement was fair and reasonable in light of the nature and quality of the services proposed to be provided by HIMCO to the Fund.

Benefits to the Sub-Advisor

At the Meetings, the Board also considered the benefits received by HIMCO as a result of its relationship with the Fund, other than the receipt of its sub-advisory fees, including any research made available to it by broker-dealers that provide execution services to the Fund, the beneficial effects from the review by the Trust’s Chief Compliance Officer of HIMCO’s compliance program, and the intangible benefits of HIMCO’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance.

Conclusion

At the March Meeting, the Board concluded that based on the information they had reviewed, the nature, overall quality, and extent of the services provided by HIMCO to the Fund were satisfactory; the compensation payable to HIMCO pursuant to the HIMCO Sub-Advisory Agreement was fair and reasonable in light of the nature and quality of the services HIMCO provides to the Fund; and renewal of the sub-advisory agreement would be in the best interests of the Fund and its shareholders.

At the October Meeting, based on its review, including its consideration of the fact that HIMCO’s compensation under the proposed New HIMCO Sub-Advisory Agreement for the Fund is the same as its compensation under the HIMCO Sub-Advisory Agreement, the Board concluded that HIMCO would have the capabilities, resources and personnel necessary to manage the Fund, and that in light of the services to be provided by HIMCO to the Fund the proposed compensation to be paid to it under the New HIMCO Sub-Advisory Agreement with respect to the Fund is fair and reasonable, and that approval of the New HIMCO Sub-Advisory Agreement is in the best interest of the Fund and its shareholders.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND APPROVE THE NEW SUB-ADVISORY AGREEMENT BETWEEN AAM AND HIMCO WITH RESPECT TO THE HIMCO FUND.

PROPOSAL 7 – APPROVAL OF NEW INSIGHT SUB-ADVISORY AGREEMENT

Information Regarding Insight and the Current Insight Sub-Advisory Agreement

Insight, 200 Park Avenue, 7th Floor, New York, New York 10166, is a registered investment adviser under the Investment Advisers Act of 1940 and regulated by the US Securities and Exchange Commission. Insight is part of ‘Insight Investment,’ the corporate brand for certain asset management companies operated by Insight Investment Management Limited including, among others, Insight Investment Management (Global) Limited and Insight Investment International Limited. As of June 30, 2022, Insight had approximately $121.9 billion in assets under management.

Insight currently provides investment sub-advisory services to the Insight Fund pursuant to a sub-advisory agreement between Insight and AAM dated January 2, 2015, as amended and restated on December 6, 2018 (the “Insight Sub-Advisory Agreement”). The Insight Sub-Advisory Agreement describes the services that Insight provides to the Funds, which generally includes making decisions with respect to all purchases and sales of securities and other investment assets for the Funds. Insight is not liable to AAM or the Trust under the terms of the Insight Sub-Advisory Agreement for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing in the Insight Sub-Advisory Agreement shall be deemed to protect, or purport to protect, Insight against any liability to AAM or the Trust to which Insight would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of Insight’s duties under the Insight Sub-Advisory Agreement, or by reason of Insight’s reckless disregard of its obligations and duties under the Insight Sub-Advisory Agreement. The Insight Sub-Advisory Agreement continues in force from year to year with respect to the Fund so long as it is specifically approved at least annually in the manner required by the 1940 Act. The Insight Sub-Advisory Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, (i) by the Board, (ii) by a vote of a majority of the outstanding voting securities of the Fund, (iii) by AAM on 60 days’ written notice to Insight or (iv) by Insight on 60 days’ written notice to the Trust and AAM. In addition, the Insight Sub-Advisory Agreement will terminate automatically upon its assignment or upon termination of the AAM Advisory Agreement.

The Insight Sub-Advisory Agreement with respect to the Fund was last submitted for approval by the shareholders at a meeting held on January 12, 2017. Shareholders were asked to approve the Insight Sub-Advisory Agreement with respect to the Fund in connection with the acquisition of Analytic Investors, LLC, the Fund’s sub-advisor at that time, by Wells Fargo Asset Management. Analytic Investors, LLC later changed its name to Insight. The Insight Sub-Advisory Agreement with respect to the Funds was last renewed by the Trust’s Board on March 9-10, 2022.

Under the Insight Sub-Advisory Agreement, Insight receives an annual sub-advisory fee, calculated daily and payable monthly, based on the following fee schedule:

Fund	Fee
AAM/Insight Select Income Fund	0.152% of the AAM/Insight Fund’s average daily net assets on the first $175 million in assets and 0.19% of the AAM/Insight Fund’s average daily net assets on all assets beyond $175 million

All sub-advisory fees with respect to the Insight Fund are paid by AAM and not the Insight Fund. Because AAM pays Insight, there is no “duplication” of advisory fees paid. The sub-advisory fees paid by AAM to Insight and applicable fee waivers during the Fund’s most recent fiscal year ended June 30, 2022, were as follows:

Fund Name	Gross Sub-Advisory Fees	Sub-Advisory Fees (Waived)/Recouped	Net Sub-Advisory Fees
AAM/Insight Fund	$319,579	$0	$319,579

The names and principal occupations of each principal executive officer and director of Insight, located at 200 Park Avenue, 7th Floor, New York, New York 10166, are listed below. None of Insight’s principal officers and directors has any position with the Fund.

Name	Principal Occupation/Title
Mellon Global Investing Corporation	Managing Member
David C Leduc	Chief Executive Officer, North America
Gregory Allan Brisk	Director
Seth Adam Gelman	Chief Compliance Officer
Alex Vincent Carolus Veroude	Chief Investment Officer
Abdallah Habib Nauphal	Manager
Danielle Maria Pagano	Manager
Mark Richard Stancombe	Manager
Vivek Nayar	General Counsel

The following information was provided by Insight regarding the other registered funds, private funds and separately managed accounts for which it serves as sub-advisor and which have investment objectives similar to those of the Insight Fund.

Name	Fee rate	Total fund assets / net assets sub-advised by Insight as of August 31, 2021	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?
Insight Select Income Bond Fund (closed end fund with a select income strategy)	0.85% (Management fee calculated on managed assets at annual rate of 0.50% up to $100 million and 0.40% over $100 million)	$190.3 million	No

Terms of the New Sub-Advisory Agreement with Insight

The terms of the New Insight Sub-Advisory Agreement are substantially the same as the terms of the Insight Sub-Advisory Agreement. The New Insight Sub-Advisory Agreement describes the services that Insight will provide to the Insight Fund, which generally includes making decisions with respect to all purchases and sales of securities and other investment assets for the Insight Fund. Insight will not be liable to AAM or the Trust under the terms of the New Insight Sub-Advisory Agreement for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing in the New Insight Sub-Advisory Agreement shall be deemed to protect, or purport to protect, Insight against any liability to AAM or the Trust to which Insight would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of Insight’s duties under the New Insight Sub-Advisory Agreement, or by reason of Insight’s reckless disregard of its obligations and duties under the New Insight Sub-Advisory Agreement. If approved by the shareholders of the Insight Fund, the New Insight Sub-Advisory Agreement would continue in force with respect to the Insight Fund for a two-year period following the Closing of the Transaction, unless sooner terminated as provided in the New Insight Sub-Advisory Agreement. The New Insight Sub-Advisory Agreement would continue in force from year to year thereafter with respect to the Insight Fund so long as it is specifically approved at least annually in the manner required by the 1940 Act.

The New Insight Sub-Advisory Agreement may be terminated with respect to the Insight Fund at any time without payment of any penalty (i) by the Board of Trustees of the Trust, (ii) by the vote of a majority of the outstanding voting shares of the Insight Fund, (iii) by AAM on 60 days’ written notice to Insight, or (iv) by Insight upon 60 days’ written notice to the Trust and AAM. In addition, the New Insight Sub-Advisory Agreement would automatically terminate in the event of its assignment (as defined in the 1940 Act) and would automatically terminate with respect to the Insight Fund if the advisory agreement between AAM and the Trust with respect to the Insight Fund is terminated.

Under the New Insight Sub-Advisory Agreement, Insight will receive an annual sub-advisory fee, calculated daily and payable monthly, based on the following fee schedule, which is the same as the current fee schedule under the Insight Sub-Advisory Agreement:

Fund	Fee
Insight Fund	0.152% of the Fund’s average daily net assets on the first $175 million in assets and 0.19% of the Fund’s average daily net assets on all assets beyond $175 million

All sub-advisory fees with respect to Insight Fund will be paid by AAM and not the Insight Fund. Because AAM pays Insight, there is no “duplication” of advisory fees paid.

Board Consideration of Insight Sub-Advisory Agreement and New Insight Sub-Advisory Agreement

At its March Meeting and October Meeting, the Board considered the Insight Sub-Advisory Agreement and New Insight Sub-Advisory Agreement, respectively. In particular, in consideration of the New Insight Sub-Advisory Agreement, the Board considered information previously reviewed by the Board at the March Meeting during which the the Board conducted its annual review and approval of the Insight Sub-Advisory Agreement. In advance of the March Meeting, the Board received information about the Insight Fund and the Insight Sub-Advisory Agreement from Insight, and from MFAC and UMBFS, the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about Insight’s organization and financial condition; information regarding the background and experience of relevant personnel providing services to the Insight Fund; reports comparing the performance of the Fund with returns of its Peer Group and Fund Universe for various periods ended December 31, 2021; and information regarding the sub-advisory fees of the Fund. Additionally, in advance of the October Meeting, the Board received information about the Insight Fund and the New Insight Sub-Advisory Agreement, certain portions of which are discussed below. The materials, among other things, including information about the Transaction and Peer Group performance reports for the one-, three- and five-year periods ended June 30, 2022. In consideration of the Insight Sub-Advisory Agreement and the New Insight Sub-Advisory Agreement, at the Meetings, the Board also received a memorandum from the independent legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the Insight Sub-Advisory Agreement and the proposed approval of the New Insight Sub-Advisory Agreement. In addition, at the Meetings, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of Insight were present during the Board’s consideration of the Insight Sub-Advisory Agreement or the New Insight Sub-Advisory Agreement. In approving the Insight Sub-Advisory Agreement or the New Insight Sub-Advisory Agreement, and the Independent Trustees were represented by their legal counsel with respect to the matters considered. In approving the Insight Sub-Advisory Agreement and the New Insight Sub-Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services

At the Meetings, the Board considered the overall quality of services provided by Insight to the Fund. In doing so, the Board considered Insight’s specific responsibilities in day-to-day portfolio management of the Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the organization and operations of Insight, as well as its compliance structure. The Board noted that as the sole sub-advisor to the Fund, Insight is primarily responsible for the day-to-day management of the Fund and its investment results, which the Board had discussed when considering the Fund’s advisory agreement with AAM. The Trustees noted that AAM was recommending the approval of the Insight Sub-Advisory Agreement and the New Insight Sub-Advisory Agreement with respect to the Fund. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management services provided by Insight to the Insight Fund were satisfactory.

Sub-Advisory Fees

At the March Meeting, the Board reviewed information regarding the sub-advisory fees charged by Insight with respect to the Fund. At the October Meeting, the Board considered that under the New Insight Sub-Advisory Agreement, Insight would be entitled to the same sub-advisory fees it was currently entitled to receive under the Insight Sub-Advisory Agreement. At the Meetings, the Trustees noted that the sub-advisory fee charged to the Fund was lower than the fee Insight charges to advise a closed-end fund and to sub-advise an open-end fund, each of which have the same or strategies as the Fund. The Board considered that AAM will pay Insight’s sub-advisory fees. The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to Insight under the Insight Sub-Advisory Agreement and the New Insight Sub-Advisory Agreement was fair and reasonable in light of the nature and quality of the services proposed to be provided by Insight to the Fund.

Benefits to the Sub-Advisor

At the Meetings, the Board also considered the benefits received by Insight as a result of its relationship with the Insight Fund, other than the receipt of its sub-advisory fees, including any research made available to it by broker-dealers that provide execution services to the Fund, the beneficial effects from the review by the Trust’s Chief Compliance Officer of Insight’s compliance program, and the intangible benefits of Insight’s association with the Funds generally and any favorable publicity arising in connection with the Fund’s performance.

Conclusion

At the March Meeting, the Board concluded that based on the information they had reviewed, the nature, overall quality, and extent of the services provided by Insight to the Fund were satisfactory; the compensation payable to Insight pursuant to the Insight Sub-Advisory Agreement was fair and reasonable in light of the nature and quality of the services Insight provides to the Fund; and renewal of the sub-advisory agreement would be in the best interests of the Fund and its shareholders.

At the October Meeting, based on its review, including its consideration of the fact that Insight’s compensation under the proposed New Insight Sub-Advisory Agreement for the Fund is the same as its compensation under the Insight Sub-Advisory Agreement, the Board concluded that Insight would have the capabilities, resources and personnel necessary to manage the Fund, and that in light of the services to be provided by Insight to the Fund the proposed compensation to be paid to it under the New Insight Sub-Advisory Agreement with respect to the Fund is fair and reasonable, and that approval of the New Insight Sub-Advisory Agreement is in the best interest of the Fund and its shareholders.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND APPROVE THE NEW SUB-ADVISORY AGREEMENT BETWEEN AAM AND INSIGHT WITH RESPECT TO THE INSIGHT FUND.

PROPOSAL 8 – APPROVAL OF NEW PHOCAS SUB-ADVISORY AGREEMENT

Information Regarding Phocas and the Current Phocas Sub-Advisory Agreement

Phocas, 1080 Marina Village Parkway, Suite 520, Alameda, California 94501, is a registered investment adviser under the Investment Advisers Act of 1940 and regulated by the US Securities and Exchange Commission. As of June 30, 2022, Phocas had approximately $3.6 billion in assets under management.

Phocas currently provides investment sub-advisory services to the Phocas Fund pursuant to a sub-advisory agreement between Phocas and AAM dated August 24 6, 2018 (the “Phocas Sub-Advisory Agreement”). The Phocas Sub-Advisory Agreement describes the services that Phocas provides to the Funds, which generally includes making decisions with respect to all purchases and sales of securities and other investment assets for the Funds. Phocas is not liable to AAM or the Trust under the terms of the Phocas Sub-Advisory Agreement for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing in the Phocas Sub-Advisory Agreement shall be deemed to protect, or purport to protect, Phocas against any liability to AAM or the Trust to which Phocas would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of Phocas’s duties under the Phocas Sub-Advisory Agreement, or by reason of Phocas’s reckless disregard of its obligations and duties under the Phocas Sub-Advisory Agreement. The Phocas Sub-Advisory Agreement continues in force from year to year with respect to the Fund so long as it is specifically approved at least annually in the manner required by the 1940 Act. The Phocas Sub-Advisory Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, (i) by the Board, (ii) by a vote of a majority of the outstanding voting securities of the Fund, (iii) by AAM on 60 days’ written notice to Phocas or (iv) by Phocas on 60 days’ written notice to the Trust and AAM. In addition, the Phocas Sub-Advisory Agreement will terminate automatically upon its assignment or upon termination of the AAM Advisory Agreement.

Under the Phocas Sub-Advisory Agreement, Phocas receives an annual sub-advisory fee, calculated daily and payable monthly, based on the following fee schedule:

Fund	Fee
Phocas Fund	0.325% of the Fund’s average daily net assets

All sub-advisory fees with respect to the Phocas Fund are paid by AAM and not the Phocas Fund. Because AAM pays Phocas, there is no “duplication” of advisory fees paid. The sub-advisory fees paid by AAM to Phocas and applicable fee waivers during the Fund’s most recent fiscal year ended December 31, 2021, were as follows:

Fund Name	Gross Sub-Advisory Fees	Sub-Advisory Fees (Waived)/Recouped	Net Sub-Advisory Fees
Phocas Fund	$92,948	($82,189)	$10,759

The names and principal occupations of each principal executive officer and director of Phocas, located at 200 Park Avenue, 7th Floor, New York, New York 10166, are listed below. None of Phocas’s principal officers and directors has any position with the Fund.

Name	Principal Occupation/Title
William Franz Kim Schaff	CEO, CFO and Director
Yolanda Waggoner Foreman	President
Frances K. Chu	Chief Compliance Officer
Kevin Francis Granger	Principal
James Archie Murray	Portfolio Manager
Stephen Lee Block	Portfolio Manager

Phocas has indicated that it does not provide investment advisory services to any other registered funds, private funds or separately managed accounts which have investment objectives and investment strategies similar to those of the Phocas Fund.

Terms of the New Sub-Advisory Agreement with Phocas

The terms of the New Phocas Sub-Advisory Agreement are substantially the same as the terms of the Phocas Sub-Advisory Agreement. The New Phocas Sub-Advisory Agreement describes the services that Phocas will provide to the Phocas Fund, which generally includes making decisions with respect to all purchases and sales of securities and other investment assets for the Phocas Fund. Phocas will not be liable to AAM or the Trust under the terms of the New Phocas Sub-Advisory Agreement for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing in the New Phocas Sub-Advisory Agreement shall be deemed to protect, or purport to protect, Phocas against any liability to AAM or the Trust to which Phocas would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of Phocas’s duties under the New Phocas Sub-Advisory Agreement, or by reason of Phocas’s reckless disregard of its obligations and duties under the New Phocas Sub-Advisory Agreement. If approved by the shareholders of the Phocas Fund, the New Phocas Sub-Advisory Agreement would continue in force with respect to the Phocas Fund for a two-year period following the Closing of the Transaction, unless sooner terminated as provided in the New Phocas Sub-Advisory Agreement. The New Phocas Sub-Advisory Agreement would continue in force from year to year thereafter with respect to the Phocas Fund so long as it is specifically approved at least annually in the manner required by the 1940 Act.

The New Phocas Sub-Advisory Agreement may be terminated with respect to the Phocas Fund at any time without payment of any penalty (i) by the Board of Trustees of the Trust, (ii) by the vote of a majority of the outstanding voting shares of the Phocas Fund, (iii) by AAM on 60 days’ written notice to Phocas, or (iv) by Phocas upon 60 days’ written notice to the Trust and AAM. In addition, the New Phocas Sub-Advisory Agreement would automatically terminate in the event of its assignment (as defined in the 1940 Act) and would automatically terminate with respect to the Phocas Fund if the advisory agreement between AAM and the Trust with respect to the Phocas Fund is terminated.

Under the New Phocas Sub-Advisory Agreement, Phocas will receive an annual sub-advisory fee, calculated daily and payable monthly, based on the following fee schedule, which is the same as the current fee schedule under the Phocas Sub-Advisory Agreement:

Fund	Fee
Phocas Fund	0.325% of the Fund’s average daily net assets

All sub-advisory fees with respect to Phocas Fund will be paid by AAM and not the Phocas Fund. Because AAM pays Phocas, there is no “duplication” of advisory fees paid.

Board Consideration of Phocas Sub-Advisory Agreement and the New Phocas Sub-Advisory Agreement

At its March Meeting and October Meeting, the Board considered the Phocas Sub-Advisory Agreement and New Phocas Sub-Advisory Agreement, respectively. In particular, in consideration of the New Phocas Sub-Advisory Agreement, the Board considered information previously reviewed by the Board at the March Meeting during which the Board conducted its annual review and approval of the Phocas Sub-Advisory Agreement. In advance of the March Meeting, the Board received information about the Phocas Fund and the Phocas Sub-Advisory Agreement from Phocas, and from MFAC and UMBFS, the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about Phocas’s organization and financial condition; information regarding the background and experience of relevant personnel providing services to the Phocas Fund; reports comparing the performance of the Fund with returns of its Peer Group and Fund Universe for various periods ended December 31, 2021; and information regarding the sub-advisory fees of the Phocas Fund. Additionally, in advance of the October Meeting, the Board received information about the Phocas Fund and the New Phocas Sub-Advisory Agreement, certain portions of which are discussed below. The materials, among other things, including information about the Transaction and Peer Group performance reports for the one-, three- and five-year periods ended June 30, 2022. In consideration of the Phocas Sub-Advisory Agreement and the New Phocas Sub-Advisory Agreement, at the Meetings, the Board also received a memorandum from the independent legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the Phocas Sub-Advisory Agreement and the proposed approval of the New Phocas Sub-Advisory Agreement. In addition, at the Meetings, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of Phocas were present during the Board’s consideration of the Phocas Sub-Advisory Agreement or the New Phocas Sub-Advisory Agreement, and the Independent Trustees were represented by their legal counsel with respect to the matters considered. In approving the Phocas Sub-Advisory Agreement and the New Phocas Sub-Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services

At the Meetings, the Board considered the overall quality of services provided by Phocas to the Fund. In doing so, the Board considered Phocas’s specific responsibilities in day-to-day portfolio management of the Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Phocas Fund. The Board also considered the overall quality of the organization and operations of Phocas, as well as its compliance structure. The Board noted that as the sole sub-advisor to the Fund, Phocas is primarily responsible for the day-to-day management of the Fund and its investment results, which the Board had discussed when considering the Fund’s advisory agreement with AAM. The Trustees noted that AAM was recommending the approval of the Phocas Sub-Advisory Agreement and the New Phocas Sub-Advisory Agreement with respect to the Fund. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management services provided by Phocas to the Phocas Fund were satisfactory.

Sub-Advisory Fees

At the March Meeting, the Board reviewed information regarding the sub-advisory fees charged by Phocas with respect to the Fund. At the October Meeting, the Board considered that under the New Phocas Sub-Advisory Agreement, Phocas would be entitled to the same sub-advisory fees it was currently entitled to receive under the Phocas Sub-Advisory Agreement. At the Meetings, the Trustees noted that the sub-advisory fee charged to the Fund was lower than the fee Phocas charges to manage separate accounts for institutional clients using a similar investment strategy as the Fund. The Board considered that AAM will pay Phocas’ sub-advisory fees. The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to Phocas under the Phocas Sub-Advisory Agreement and the New Phocas Sub-Advisory Agreement was fair and reasonable in light of the nature and quality of the services proposed to be provided by Phocas to the Fund.

Benefits to the Sub-Advisor

At the Meetings, the Board also considered the benefits received by Phocas as a result of its relationship with the Phocas Fund, other than the receipt of its sub-advisory fees, including any research made available to it by broker-dealers that provide execution services to the Fund, the beneficial effects from the review by the Trust’s Chief Compliance Officer of Phocas’s compliance program, and the intangible benefits of Phocas’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance.

Conclusion

At the March Meeting, the Board concluded that based on the information they had reviewed, the nature, overall quality, and extent of the services provided by Phocas to the Fund were satisfactory; the compensation payable to Phocas pursuant to the Phocas Sub-Advisory Agreement was fair and reasonable in light of the nature and quality of the services Phocas provides to the Fund; and renewal of the sub-advisory agreement would be in the best interests of the Fund and its shareholders.

At the October Meeting, based on its review, including its consideration of the fact that Phocas’ compensation under the proposed New Phocas Sub-Advisory Agreement for the Fund is the same as its compensation under the Phocas Sub-Advisory Agreement, the Board concluded that Phocas would have the capabilities, resources and personnel necessary to manage the Fund, and that in light of the services to be provided by Phocas to the Fund the proposed compensation to be paid to it under the New Phocas Sub-Advisory Agreement with respect to the Fund is fair and reasonable, and that approval of the New Phocas Sub-Advisory Agreement is in the best interest of the Fund and its shareholders.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND APPROVE THE NEW SUB-ADVISORY AGREEMENT BETWEEN AAM AND PHOCAS WITH RESPECT TO THE PHOCAS FUND.

SECTION 15(f) SAFE HARBOR

Section 15(f) of the 1940 Act provides a non-exclusive safe harbor for an investment advisor or any of its affiliated persons to receive any amount or benefit in connection with a sale of securities of, or any other interest in, such advisor which results in an assignment of an investment advisory contract with an investment company as long as two conditions are met.

●	First, for a two-year period following the transaction, no “unfair burden” may be imposed on an investment company as a result of the transaction, or any express or implied terms, conditions or understandings applicable to the transaction. As defined in the 1940 Act, the term “unfair burden” includes any arrangement during the two-year period after the date on which the transaction occurs whereby the investment advisor (or its predecessor or successor) or any interested person of any such advisor receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company. The Trust is not aware of any circumstances relating to the Transaction that might result in the imposition of an “unfair burden” on either Fund as a result of the Transaction.

●	Second, during the three-year period immediately following the transaction, at least 75% of the investment company’s board of directors must not be “interested persons” of the investment advisor or the predecessor investment advisor within the meaning of the 1940 Act. The Board currently satisfies this condition.

VOTING PROCEDURES

How to Vote

This Proxy Statement is being provided in connection with the solicitation of proxies by the Board to solicit your vote at a special meeting of shareholders of the Funds. The Special Meeting will be held at the offices of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, California 91740.

You may vote in one of the following ways:

●	Attend the Special Meeting in person;

●	complete and sign the enclosed proxy card(s) and mail it to us in the prepaid return envelope (if mailed in the United States);

●	vote on the Internet at the website address listed on your proxy card(s); or

●	call the toll-free number listed on the proxy card(s) to speak with a live operator Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern time.

You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit a subsequent later dated proxy or a written notice of revocation to the Fund(s). You may also give written notice of revocation in person at the Special Meeting. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy, or, if no specification is made, FOR each Proposal.

Quorum and Voting Requirements

Only shareholders of record on October 21, 2022, the Record Date, are entitled to receive notice of and to vote at the Special Meeting or at any adjournment thereof. Each whole share of the Fund held as of the Record Date is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. The presence in person or by proxy of shareholders owning one-third of the outstanding shares of a Fund that are entitled to vote will be considered a quorum for the transaction of business with respect to the Fund. Any lesser number shall be sufficient for adjournments.

The shares outstanding and entitled to vote for each Fund are listed in Appendix F.

Required Vote

Approval of Proposals 1-8 will each require the affirmative vote of a majority of the outstanding shares of the applicable Fund entitled to vote at the Special Meeting. For this purpose, the term “vote of a majority of the outstanding shares entitled to vote” means the vote of the lesser of (1) 67% or more of the voting securities of the Fund present and entitled to vote at the Special Meeting, if more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote at the Special Meeting.

The Transaction is subject to customary closing conditions, including obtaining approval of all the New Agreements by the Board of Trustees of the Trust and shareholders of each applicable Fund. If shareholders of any Fund do not approve the New Advisory Agreement and the applicable New Sub-Advisory Agreement for such Fund at the Special Meeting, a condition to the Closing of the Transaction will not be satisfied and AAM will continue to serve as the investment advisor to each Fund and Bahl & Gaynor, HIMCO, Insight and Phocas, will continue to serve as the investment sub-advisor to each corresponding Fund pursuant to the Current Advisory Agreement and Current Sub-Advisory Agreements, as applicable. If the Proposals are not approved by each Fund’s shareholders at the Special Meeting, the Board will take such action as it deems necessary and in the best interests of each Fund and its respective shareholders, which may include further solicitation of a Fund’s shareholders with respect to the Proposals, solicitation of the approval of different proposals, or the liquidation of one or more Funds.

Adjournments

If a quorum of shareholders of the Fund(s) is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve a proposal described in this Proxy Statement are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments of the Special Meeting of the Fund(s) to permit further solicitation of proxies. Any business that might have been transacted at the Special Meeting with respect to the Fund(s) may be transacted at any such adjourned session(s) at which a quorum is present. The Special Meeting with respect to the Fund(s) may be adjourned from time to time by a majority of the votes of the Fund(s) properly cast upon the question of adjourning the Special Meeting of the Fund(s) to another date and time, whether or not a quorum is present, and the Special Meeting of the Fund(s) may be held as adjourned without further notice. The persons designated as proxies may use their discretionary authority to vote on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

Effect of Abstentions and Broker “Non-Votes”

All proxies voted, including abstentions, will be counted toward establishing a quorum. Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Special Meeting. Under the rules of the New York Stock Exchange, broker-dealer firms may, for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. However, because each proposal is not a “routine” matter, if you do not give instructions to your broker, your broker will not be able to vote your shares with respect to the applicable proposal, and such shares will not count as present for quorum purposes. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

Assuming the presence of a quorum, abstentions will have the effect of votes against a proposal. Abstentions will have no effect on the outcome of a vote on adjournment.

GENERAL INFORMATION

Method and Cost of Solicitation

AAM will bear the expenses incurred in connection with preparing this Proxy Statement. In addition to the solicitation of proxies by mail, officers of the Trust and officers and employees of AAM, without additional compensation, may solicit proxies by telephone. Broadridge Financial Solutions, Inc. (“Broadridge”) has also been engaged to assist in the solicitation of proxies, at an estimated cost of $211,000. AAM will pay all of the costs of Broadridge related to the solicitation of the Funds’ proxies.

Information Regarding the Officers and Trustees of the Trust

No officers or Trustees of the Trust are officers, employees, directors, general partners or shareholders of AAM or the Sub-Advisors. In addition, since October 21, 2022, no Trustee has had, directly or indirectly, a material interest, material transaction or material proposed transaction to which AAM or the Sub-Advisors, any of their parents or subsidiaries, or any subsidiaries of a parent of any such entities, was or is to be a party.

Principal Holders and Control Persons

The principal shareholders and control persons for each Fund are listed in Appendix G.

To the knowledge of the Trust, the executive officers and trustees of the Trust as a group owned less than 1% of the outstanding shares of each Fund and of the Trust as of the Record Date.

Principal Offices of the Trust and the Trust’s Service Providers

The principal executive offices of the Trust are located at 235 West Galena Street, Milwaukee, Wisconsin 53212. Mutual Fund Administration, LLC, located at 2220 E. Route 66, Suite 226, Glendora, California 91740, serves as the Trust’s co-administrator, and UMB Fund Services, Inc., located at 235 West Galena Street, Milwaukee, Wisconsin 53212, serves as the Trust’s other co-administrator, transfer agent, and fund accountant. The Trust’s principal underwriter is IMST Distributors, LLC, located at Three Canal Plaza, Suite 100, Portland, Maine 04101. UMB Bank National Association, located at 928 Grand Blvd, 5th Floor, Kansas City, Missouri 64106, serves as the custodian for the portfolio securities, cash and other assets of the Trust. Morgan, Lewis & Bockius, LLP, located at 600 Anton Boulevard, Suite 1800, Costa Mesa, California 92626, serves as counsel to the Trust. Counsel to the Independent Trustees is Paul Hastings LLP, 55 Second Street, 24th Floor, San Francisco, California 94105.

Fund Shareholder Reports

The Trust will furnish, without charge, a copy of the most recent annual report and semi-annual report to shareholders of the Funds upon request. Requests for such reports should be directed to the AAM Funds, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212, or by calling 1-888-966-9661.

Submission of Proposals for Next Meeting of Shareholders

The Funds do not hold shareholder meetings annually. Any shareholder who wishes to submit a proposal to be included in a proxy statement and form of proxy card for a Fund’s next meeting of shareholders should send the proposal to the Fund so that it will be received within a reasonable time before the Fund begins to print and mail its proxy materials relating to such meeting.

Delivery of Proxy Statement

Only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a shareholder, unless the Funds have received contrary instructions from one or more of the household’s shareholders. If a shareholder needs an additional copy of this Proxy Statement, would like to receive separate copies in the future, or would like to request delivery of a single copy to shareholders sharing an address, please contact the Funds, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212, or by calling 1-888-966-9661.

APPENDIX A

INVESTMENT ADVISORY AGREEMENT
BETWEEN
INVESTMENT MANAGERS SERIES TRUST

AND

Advisors Asset Management, INC.

THIS INVESTMENT ADVISORY AGREEMENT (the “Agreement”), dated as of [   ], 2022, is entered into by and between Investment Managers Series Trust, a Delaware statutory trust (the “Trust”), on behalf of its series listed in Appendix A, as amended from time to time (each a “Fund”), and Advisors Asset Management, Inc., a Delaware corporation (the “Advisor”).

WHEREAS, the Advisor has agreed to furnish investment advisory services to each Fund, each of which is a series of the Trust and an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, this Agreement has been approved by the Trust in accordance with the provisions of the 1940 Act, and the Advisor is willing to furnish such services upon the terms and conditions herein set forth;

NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the Prior Agreement is hereby amended and restated in full as follows:

1.           In General.  The Advisor agrees, all as more fully set forth herein, to act as investment advisor to each Fund with respect to the investment of each Fund’s assets and to administer the affairs of each Fund (other than such services which will be provided by such Fund’s co-administrator) subject to the supervision of the Trust’s Board of Trustees for the period and upon the terms herein set forth.

2.           Duties and Obligations of the Advisor with Respect to Investment of Assets of each Fund. (a) Subject to the succeeding provisions of this section and subject to the direction and control of the Trust’s Board of Trustees, the Advisor shall (i) act as investment advisor for and supervise and manage the investment and reinvestment of each Fund’s assets and, in connection therewith, have complete discretion in purchasing and selling securities and other assets for the Fund and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of each Fund; (ii) supervise the investment program of a Fund and the composition of its investment portfolio; and (iii) arrange, subject to the provisions of Section 3 hereof, for the purchase and sale of securities and other assets held in the investment portfolio of each Fund; (iv) keep the Trust fully informed with regard to each Fund’s investment performance and investment mandate compliance; and (v) furnish the Trust with such other documents and information as the Trust may from time to time reasonably request. (b) In performing its duties under this Section 2 with respect to a Fund, the Advisor may choose to delegate some or all of its duties and obligations under this Agreement to one or more investment sub-advisors. If the Advisor chooses to do so, such delegation may include but is not limited to delegating the voting of proxies relating to each Fund’s portfolio securities in accordance with the proxy voting policies and procedures of such investment sub-advisor; provided, however, that any such delegation shall be pursuant to an agreement with terms agreed upon by the Trust and approved in a manner consistent with the 1940 Act; and provided, further, that no such delegation shall relieve the Advisor from its duties and obligations of management and supervision of the management of each Fund’s assets pursuant to this Agreement and to applicable law. If the Advisor delegates any of its duties and obligations under this Agreement with respect to a Fund to one or more investment sub-advisors, then subject to the requirements of the 1940 Act the Advisor shall have (i) overall supervisory responsibility for the general management and investment of each Fund’s assets; (ii) full discretion to select new or additional investment sub-advisors for each Fund; (iii) full discretion to enter into and materially modify existing sub-advisory agreements with investment sub-advisors; (iv) full discretion to terminate and replace any investment sub-advisor; and (v) full investment discretion to make all determinations with respect to the investment of each Fund’s assets not then managed by an investment sub-advisor. In connection with the Advisor’s responsibilities with respect to any sub-advised Fund, the Advisor shall (x) assess each Fund’s investment focus and investment strategy for each sub-advised portfolio of each Fund; (y) perform diligence on and monitor the investment performance and adherence to compliance procedures of each investment sub-advisor providing services to each Fund; and (z) seek to implement decisions with respect to the allocation and reallocation of each Fund’s assets among one or more current or additional investment sub-advisors from time to time, as the Advisor deems appropriate, to enable each Fund to achieve its investment goals. In addition, the Advisor shall monitor compliance by each investment sub-advisor of a Fund with the investment objectives, policies and restrictions of each Fund, and review and periodically report to the Board of Trustees of the Trust on the performance of each investment sub-advisor.

 Covenants.  In the performance of its duties under this Agreement, the Advisor:

shall in all material respects with respect to its obligations to each Fund pursuant to this Agreement, conform to, and act in accordance with, any requirements imposed by:  (i) the provisions of the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and all applicable rules and regulations of the Securities and Exchange Commission (the “SEC”); (ii) any other applicable provision of law pertaining to Advisor’s investment advisory activities provided hereunder; (iii) the provisions of the Agreement and Declaration of Trust and By-Laws of the Trust as such documents are amended from time to time to the extent such documents and provisions are provided to Advisor by the Trust’s management in writing; (iv) the investment objectives and policies of each Fund as set forth in its Registration Statement on Form N-1A; and (v) compliance policies and procedures of the Trust adopted by the Board of Trustees of the Trust to the extent such compliance policies and procedures are provided to Advisor by the Trust’s management in writing;

will place orders for securities and other investments for a Fund either directly with the issuer or with any broker or dealer.  Subject to the other provisions of this Section, in placing orders with brokers and dealers, the Advisor will attempt to obtain the best price and most favorable execution of its orders.  In placing orders, the Advisor will consider the full range of a broker-dealer’s services including, but not limited to, experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency.  Consistent with this obligation, the Advisor may select brokers on the basis of the research, statistical and pricing services they provide to a Fund and other clients of the Advisor.  Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Advisor hereunder.  It is understood that the Advisor will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to a Fund, or be in breach of any obligation owing to a Fund under this Agreement, or otherwise, solely by reason of its having caused a Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for a Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Advisor determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Advisor’s overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion. In no instance, however, will a Fund’s securities be purchased from or sold to the Advisor, or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law.

In addition, the Advisor may, to the extent permitted by applicable law and the rules and regulation thereunder, aggregate purchase and sale orders of securities with similar orders being made simultaneously for other accounts managed by the Advisor or its affiliates, if in the Advisor’s reasonable judgment such aggregation shall result in an overall economic benefit to a Fund, taking into consideration the selling or purchase price, brokerage commissions and other expenses. In the event that a purchase or sale of an asset of a Fund occurs as part of any aggregate sale or purchase orders, the objective of the Advisor and any of its affiliates involved in such transaction shall be to allocate the securities so purchased or sold, as well as expenses incurred in the transaction, among the Fund and other accounts in an equitable manner. Nevertheless, the Trust acknowledges that under some circumstances, such allocation may adversely affect a Fund with respect to the price or size of the securities positions obtainable or salable. Whenever a Fund and one or more other investment advisory clients of the Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by the Advisor to be equitable to each, although such allocation may result in a delay in one or more client accounts being fully invested that would not occur if such an allocation were not made. Moreover, it is possible that due to differing investment objectives or other reasons, the Advisor and its affiliates may purchase securities of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities for another client;

will treat confidentially and as proprietary information of each Fund all records and other information relative to such Fund, and such Fund’s prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by such Fund, which approval shall not be unreasonably withheld and may not be withheld where the Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by such Fund;

will maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board of Trustees in connection with its approval of this Agreement;

will supply such information to each Fund’s co-administrators and permit such compliance inspections by such Fund’s co-administrators as shall be reasonably necessary to permit the co-administrators to satisfy their obligations and respond to the reasonable requests of the Board of Trustees;

will use reasonable best efforts to assist the Trust and each Fund in implementing the Trust’s disclosure controls and procedures, and will from time to time provide the Trust a written assessment of Advisor’s compliance policies and procedures that is reasonably acceptable to the Trust to enable the Trust to fulfill its obligations under Rule 38a-1 under the 1940 Act.

To the extent a Fund seeks to adopt, amend or eliminate any objectives, policies, restrictions or procedures in a manner that modifies or restricts the Advisor’s management of a Fund’s portfolio or authority regarding the execution of such Fund’s portfolio transactions, the Trust agrees to use reasonable efforts to consult with the Advisor regarding the modifications or restrictions prior to such adoption, amendment or elimination.

3.           Services Not Exclusive.  The Trust acknowledges that the Advisor and sub-advisors engaged by the Advisor with respect to a Fund may now act, and in the future may act, as an investment advisor or sub-advisor to other managed accounts and as investment advisor or investment sub-advisor to one or more other investment companies that are not a series of the Trust. In addition, the Trust acknowledges that the persons employed by the Advisor and sub-advisors engaged by the Advisor with respect to a Fund to assist in the Advisor’s duties and obligations under this Agreement will not devote their full time to such efforts. Nothing in this Agreement shall prevent the Advisor or any officer, employee or affiliate thereof from acting as investment advisor for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Advisor or any of its officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Advisor will undertake no activities which, in its judgment, will materially adversely affect the performance of its obligations under this Agreement. It is also agreed that Advisor may use any supplemental research obtained for the benefit of the Trust in providing investment advice to its other investment advisory accounts and for managing its own accounts or for the accounts of others for whom it or they may be acting.

4.           Books and Records.  In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Advisor hereby agrees that all records which it maintains for each Fund are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust’s request.  The Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act. Notwithstanding anything in this Agreement to the contrary, and to the extent permitted by applicable law, the Trust will not object to the Advisor maintaining copies of any such records, including the performance records of each Fund, and will not object to the Advisor using such performance records to promote its services to other accounts, including other fund accounts.

5.           Agency Cross and Rule 17a-7 Transactions.  From time to time, the Advisor or brokers or dealers affiliated with it may find themselves in a position to buy for certain of their brokerage clients (each an “Account”) securities which the Advisor’s investment advisory clients wish to sell, and to sell for certain of their brokerage clients securities which advisory clients wish to buy.  Where one of the parties is an advisory client, the Advisor or the affiliated broker or dealer cannot participate in this type of transaction (known as a cross transaction) on behalf of an advisory client and retain commissions from one or both parties to the transaction without the advisory client’s consent.  This is because in a situation where the Advisor is making the investment decision (as opposed to a brokerage client who makes his own investment decisions), and the Advisor or an affiliate is receiving commissions from both sides of the transaction, there is a potential conflicting division of loyalties and responsibilities on the Advisor’s part regarding the advisory client.  The SEC has adopted a rule under the Advisers Act which permits the Advisor or its affiliates to participate on behalf of an Account in agency cross transactions if the advisory client has given written consent in advance.  By execution of this Agreement, the Trust authorizes the Advisor or its affiliates to participate in agency cross transactions involving an Account. The Advisor agrees that it will not arrange purchases or sales of securities between a Fund and an Account advised by the Advisor unless (a) the purchase or sale is in accordance with applicable law (including Rule17a-7 under the 1940 Act) and the Trust’s policies and procedures, (b) the Advisor determines that the purchase or sale is in the best interests of the applicable Fund, and (c) the Trust’s Board of Trustees has approved these types of transactions.  The Trust may revoke its consent at any time by written notice to the Advisor.

6.           Expenses. During the term of this Agreement, each Fund will bear all expenses not expressly assumed by the Advisor incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

(a)       Each Fund shall pay (i) fees payable to the Advisor pursuant to this Agreement; (ii) the cost (including brokerage commissions, transaction fees or charges, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities and other investments and any losses in connection therewith; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) the Fund’s share of compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) fees or expenses of custodians, transfer agents, registrars, independent pricing vendors or other service providers (except sub-advisors); (vii) legal and accounting expenses, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the Trust’s non-interested Trustees; (viii) all federal, state and local taxes (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) the Fund’s share of expenses of shareholders’ meetings, meetings of the Board or any committee thereof, and other meetings of the Trust; (xii) expenses of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and the Advisor); (xiii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiv) any costs, expenses or losses arising out of any liability of or claim for damage or other relief asserted against the Fund for violation of any law; (xv) expenses of preparing, typesetting, printing and distributing prospectuses and statements of additional information and any supplements thereto, and reports, statements, notices and dividends to the Fund’s shareholders; (xvi) shareholder servicing fees; (xvii) interest; (xviii) governmental fees; (xix) costs, including interest expenses and loan commitment fees, of borrowing money; (xx) website costs; (xxi) the Fund’s share of compensation, fees and expenses of the Trust’s chief compliance officer and any employees of the Trust; (xxii) audit fees; and (xxiii) the Fund’s share of litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, expenses relating to the Trust’s obligation to indemnify others; and

(b)       the Advisor shall pay all expenses incurred by it in the performance of its duties under this Agreement, including all costs and expenses of its employees and any overhead incurred in connection with its duties hereunder, and all fees of any sub-advisors.

7.           Compensation of the Advisor.  Each Fund agrees to pay to the Advisor and the Advisor agrees to accept as full compensation for all investment advisory services rendered by the Advisor as such, a fee accrued daily and paid monthly in arrears at an annual rate listed in Appendix A with respect to such Fund’s average daily net assets.  For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be. The fee payable to the Advisor under this Agreement will be reduced to the extent required by any expense limitation agreement. The Advisor may voluntarily absorb certain Fund expenses or waive all or a portion of its fee at its sole discretion. For purposes of this Agreement, brokerage commissions paid by a Fund upon the purchase or sale of such Fund’s portfolio securities shall be considered a cost of securities of such Fund and shall be paid by that Fund.

8.           Advisor’s Liability. The Advisor shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of the statements provided by Advisor to the Trust for use in a Fund’s offering materials (including the prospectus, the statement of additional information, and advertising and sales materials). Advisor shall have no responsibility for the accuracy or completeness (or liability for lack thereof) of the statements provided by a Fund’s co-administrators or the Trust or another third party for inclusion therein. Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by Advisor or by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

9.           Duration and Termination.

This Agreement shall become effective as of the date set forth with respect to each Fund under “Effective Date” in Appendix A and, unless sooner terminated with respect to a Fund as provided herein, shall continue in effect for a period of two years as to such Fund.  Thereafter, if not terminated, this Agreement shall continue in effect with respect to a Fund for successive periods of 12 months, provided such continuance is specifically approved at least annually by both (a) the vote of a majority of the Trust’s Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund at the time outstanding and entitled to vote, and (b) the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval.  Notwithstanding the foregoing, this Agreement may be terminated by either party at any time as to a Fund, without the payment of any penalty by a Trust or the Advisor, upon giving the other party 60 days’ notice (which notice may be waived by the other party), provided that any such termination by the Trust shall be directed or approved by the vote of a majority of the Trustees of the Trust in office at the time or by the vote of the holders of a majority of the voting securities of the Fund at the time outstanding and entitled to vote, or by the Advisor on 60 days’ written notice (which notice may be waived by the Trust).  This Agreement will also immediately terminate in the event of its assignment.  (As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested person” and “assignment” shall have the same meanings of such terms in the 1940 Act.)

10.         Notices.  Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

11.         Amendment of this Agreement.  This Agreement may only be amended by an instrument in writing signed by the parties hereto.  Any amendment of this Agreement shall be subject to the 1940 Act.

12.         Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act.

13.         Use of the Names of each Fund.  The Advisor has consented to the use by each Fund of the name or identifying word “AAM” in the name of such Fund.  Such consent is conditioned upon the employment of the Advisor as the investment advisor to such Fund.  The name or identifying word “AAM” may be used from time to time in other connections and for other purposes by the Advisor and any of its affiliates.  The Advisor may require a Fund to cease using “AAM” in the name of such Fund and in connection with such Fund’s operations if such Fund ceases to employ, for any reason, the Advisor, any successor thereto or any affiliate thereof as investment advisor.

14.         Additional Limitation of Liability.  The parties hereto are expressly put on notice that a Certificate of Trust, referring to the Trust’s Agreement and Declaration of Trust (the “Certificate”), is on file with the Secretary of the State of Delaware.  The Certificate was executed by a trustee of the Trust on behalf of the Trust as trustee, and not individually, and, as provided in the Trust’s Agreement and Declaration of Trust, the obligations of the Trust are not binding on the Trust’s trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust, or the particular series in question, as the case may be.

15.         Miscellaneous.  The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.  This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior oral or written agreements (including the initial agreement) with respect to the subject matter hereof.

16.         Counterparts.  This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers, all as of the day and the year first above written.

THE TRUST:

INVESTMENT MANAGERS SERIES TRUST on behalf of each Fund listed on Appendix A

By:
Name:
Title:

THE ADVISOR:
Advisors Asset Management, Inc.

By:
Name:
Title:

Appendix A

Fund	Advisor Fee	Effective Date
AAM/Bahl & Gaynor Income Growth Fund	0.65%	______, 2022
AAM/Insight Select Income Fund	0.38%	______, 2022
AAM/HIMCO Short Duration Fund	0.38%	______, 2022
AAM/Phocas Real Estate Fund	0.65%	______, 2022

APPENDIX B

SUB-ADVISORY AGREEMENT

BETWEEN

ADVISORS ASSET MANAGEMENT, INC.

AND BAHL & GAYNOR, INC.

This SUB-ADVISORY AGREEMENT (the “Agreement”) dated as of ________, 2022, by and between Advisors Asset Management, Inc., a Delaware corporation headquartered at 18925 Base Camp Road, Monument, CO 80132 (the “Advisor”) and Bahl & Gaynor, Inc., an Ohio corporation with its principal office and place of business at 212 East 3rd Street, Suite 200, Cincinnati, OH 45202 (the “Sub-advisor”).

WHEREAS, Advisor has entered into an Investment Advisory Agreement dated ______, 2022 (as amended from time to time, the “Advisory Agreement”) with Investment Managers Series Trust, a Delaware statutory trust, with its principal office and place of business at 235 W. Galena Street, Milwaukee, WI 53212 (the “Trust”);

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company and may issue its shares of beneficial interest, no par value, in separate series;

WHEREAS, pursuant to the Advisory Agreement, and subject to the direction and control of the Board of Trustees of the Trust (the “Board”), the Advisor acts as investment adviser for the series of the Trust listed on Appendix A hereto (the “Fund”);

WHEREAS, the Advisory Agreement permits the Advisor, subject to the supervision of the Board, to delegate certain of its duties under the Advisory Agreement to other registered investment advisers subject to the requirements of the 1940 Act;

WHEREAS, it is intended that the Trust be a third-party beneficiary under this Agreement; and

WHEREAS, Advisor desires to retain Sub-advisor to furnish investment advisory services for the Fund and Sub-advisor is willing to provide those services on the terms and conditions set forth in this Agreement;

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Advisor and the Sub-advisor hereby agree as follows:

SECTION 1.  APPOINTMENT; DELIVERY OF DOCUMENTS

(a)           The Advisor hereby appoints and employs Sub-advisor, subject to the direction and control of the Board, to manage the investment and reinvestment of the assets in the Fund and, without limiting the generality of the foregoing, to provide other services as specified herein. The Sub-advisor accepts this employment and agrees to render its services for the compensation set forth herein.

(b)           In connection therewith, the Advisor has delivered to the Sub-advisor copies of (i) the Trust’s Amended and Restated Declaration of Trust and Bylaws (collectively, as amended from time to time, “Charter Documents”), (ii) the Trust’s current prospectuses and statements of additional information for the Fund (collectively, as currently in effect and as amended or supplemented, the “Registration Statement”) filed with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the 1940 Act, (iii) each plan of distribution or similar document adopted by the Trust under Rule 12b-1 under the 1940 Act (“Plan”) and each current shareholder service plan or similar document adopted by the Trust for the Fund (“Service Plan”); and (iv) all procedures adopted by the Trust with respect to the Fund (e.g., repurchase agreement procedures), and shall promptly furnish the Sub-advisor with all amendments of or supplements to the foregoing.  The Advisor shall deliver to the Sub-advisor: (x) a certified copy of the resolution of the Board appointing the Sub-advisor and authorizing the execution and delivery of this Agreement; (y) a copy of all proxy statements and related materials relating to the Fund; and (z) any other documents, materials or information that the Sub-advisor shall reasonably request to enable it to perform its duties pursuant to this Agreement.

(c)           The Sub-advisor has delivered to the Advisor and the Trust (i) a copy of its Form ADV as most recently filed with the SEC; (ii) a copy of its code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the “Code”); and (iii) a copy of its compliance manual pursuant to applicable regulations, including its proxy voting policies and procedures, which will be included in the Trust’s registration statement.  The Sub-advisor shall promptly furnish the Advisor and Trust with all amendments of or supplements to the foregoing at least annually.

SECTION 2.  DUTIES OF THE ADVISOR

In order for the Sub-advisor to perform the services required by this Agreement, the Advisor (i) shall make reasonable efforts to cause all service providers to the Trust to furnish information to the Sub-advisor and assist the Sub-advisor as may be reasonably required and (ii) shall ensure that the Sub-advisor has reasonable access to all records and documents maintained by the Trust, the Advisor or any service provider to the Trust and (iii) shall deliver to the Sub-advisor all material it provides to the Board in accordance with the Advisory Agreement.

SECTION 3.  DUTIES OF THE SUB-ADVISOR

(a)           The Sub-advisor will make decisions with respect to all purchases and sales of securities and other investment assets in the Fund to the extent such authority is delegated by the Advisor.  In making purchases and sales of securities and other investment assets for the Fund, the Sub-advisor will act in accordance with the policies and procedures set from time to time by the Board as well as the limitations imposed by the Charter Documents and Registration Statement, the limitations in the 1940 Act, the Securities Act, the Internal Revenue Code of 1986, as amended, any other limitations as the Advisor may from time to time impose by written notice to the Sub-advisor, and other applicable laws and the investment objectives, policies and restrictions of the Fund. To carry out such decisions, the Sub-advisor is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Fund.  In all purchases, sales and other transactions in securities and other investments for the Fund, the Sub-advisor is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions, including voting of proxies with respect to securities owned by the Fund, subject to such proxy voting policies as approved by the Board. Sub-advisor shall promptly communicate to the Advisor and the Board such information relating to the portfolio transactions as are requested.

(b)           Where Sub-advisor allocates brokerage on behalf of the Fund, Sub-advisor shall select broker-dealers that will implement the policy of the Fund to obtain the best price and execution for securities. Except to the extent permitted under Rule 17a-7 under the 1940 Act, or under any no-action letter or exemptive order issued to the Trust or the Fund by the Securities and Exchange Commission, Sub-advisor agrees that it will not purchase or sell securities for the Fund in any transaction in which it, the Advisor or Sub-advisor or any affiliated person of such “affiliated person” is acting as principal, and the Advisor will communicate in writing to the Sub-advisor the name(s) of any affiliated person of the Trust, the Fund or Advisor upon request. Sub-advisor agrees that any transactions effected under Rule 17a-7 shall comply with the then-effective procedures adopted under such rule by the Board.

(d)           Sub-advisor agrees that it will not execute any portfolio transactions for the Fund with a broker-dealer which is an “affiliated person” of the Trust, the Fund, the Advisor or Sub-advisor or an “affiliated person” of such an “affiliated person” without the prior written consent of the Advisor. In effecting such transactions, the Sub-advisor shall comply with Section 17(e)(1) of the 1940 Act and the then-effective procedures adopted under such rule by the Board.

(e)           Consistent with Section 28(e) of the Securities and Exchange Act of 1934, as amended, the Sub-advisor may allocate brokerage on behalf of the Fund to broker-dealers who provide brokerage or research services.  The Sub-advisor may aggregate sales and purchase orders of the assets of the Fund with similar orders being made simultaneously for other accounts advised by the Sub-advisor or its affiliates.  Whenever the Sub-advisor simultaneously places orders to purchase or sell the same asset on behalf of the Fund and one or more other accounts advised by the Sub-advisor, the Sub-advisor will allocate the order as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

(f)           The Sub-advisor will report to the Board at each meeting thereof as requested by the Advisor or the Board all material changes in the Fund since the prior report, and will also keep the Board and the Advisor informed of important developments affecting the Trust, the Fund and the Sub-advisor, and on its own initiative, will furnish the Board from time to time with such information as the Sub-advisor may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in the Fund’s holdings, the industries in which they engage, the economic, social or political conditions prevailing in each country in which the Fund maintains investments, or otherwise.  The Sub-advisor will also furnish the Board and the Advisor with such statistical and analytical information with respect to investments of the Fund as the Sub-advisor may believe appropriate or as the Board reasonably may request.

(g)           The Sub-advisor will from time to time employ or associate with such persons as the Sub-advisor believes to be particularly fitted to assist in the execution of the Sub-advisor's duties hereunder, the cost of performance of such duties to be borne and paid by the Sub-advisor.  No obligation may be incurred on the Trust’s or Advisor’s behalf in any such respect.

(h)           The Sub-advisor will report to the Board and the Advisor all material matters related to the Sub-advisor.  On an annual basis, the Sub-advisor shall report on its compliance with its Code and its compliance policies and procedures to the Advisor and to the Board and upon the written request of the Advisor or the Trust, the Sub-advisor shall permit the Advisor and the Trust, or their respective representatives to examine the reports required to be made by or to the Sub-advisor under the Code and its compliance policies and procedures.  The Sub-advisor will notify the Advisor and the Trust in writing of any change of control of the Sub-advisor any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Sub-advisor at least 90 days prior to any such changes (or, where such information is not known to Sub-advisor 90 days prior to any such changes, as soon as such information becomes known to Sub-advisor).

(i)            The Sub-advisor will maintain records relating to its portfolio transactions and placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act.  The Sub-advisor shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Sub-advisor pursuant to this Agreement required to be prepared and maintained by the Sub-advisor or the Trust pursuant to applicable law.  To the extent required by law, the books and records pertaining to the Trust, which are in possession of the Sub-advisor, shall be the property of the Trust.  The Advisor and the Trust, or their respective representatives, shall have access to such books and records at all times during the Sub-advisor's normal business hours.  Upon the reasonable request of the Advisor or the Trust, copies of any such books and records shall be provided promptly by the Sub-advisor to the Advisor and the Trust, or their respective representatives.

(j)            The Sub-advisor will cooperate with the Fund’s independent public accountants and shall take reasonable action to make all necessary information available to the accountants for the performance of the accountants’ duties.

(k)           The Sub-advisor will provide the Fund’s custodian and fund accountant on each business day with such information relating to all transactions concerning the Fund’s assets under the Sub-advisor’s control as the custodian and fund accountant may reasonably require.  In accordance with procedures adopted by the Board, the Sub-advisor is responsible for assisting in the fair valuation of all Fund assets and will use its reasonable efforts to arrange for the provision of prices from parties who are not affiliated persons of the Sub-advisor for each asset for which the Fund’s fund accountant does not obtain prices in the ordinary course of business.

(l)            The Sub-advisor shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected.

(m)          The Sub-advisor shall have no duties or obligations pursuant to this Agreement (other than the continuation of its preexisting duties and obligations) during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act, pursuant to the instruction of the Advisor and of the Trust’s Board of Trustees.

(n)           The Sub-advisor shall not consult with any other sub-advisor of any other series of the Trust concerning transactions of the Fund or any other series of the Trust in which (a) the Sub-Advisor of any of its affiliated persons serves as principal underwriter, or (b) such other sub-advisor or any of its affiliated persons serves as principal underwriter.

(o)           Sub-advisor shall cooperate with and make available to the Advisor, the Fund and the Trust and any agents engaged by the Trust, the Sub-advisor’s expertise relating to matters affecting the Fund.

SECTION 4.  COMPENSATION; EXPENSES

(a)           In consideration of the foregoing, the Advisor shall pay the Sub-advisor, with respect to the Fund, a fee as specified in Appendix B hereto.  Such fees shall be accrued by the Advisor daily and shall be payable monthly in arrears on the first business day of each calendar month for services performed hereunder during the prior calendar month.  If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs.  Upon the termination of this Agreement with respect to the Fund, the Advisor shall pay to the Sub-advisor such compensation as shall be payable prior to the effective date of termination.

(b)           During the term of this Agreement, the Sub-advisor will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities and other investments (including brokerage commissions and other transaction charges, if any) purchased for a Fund.  The Sub-advisor shall, at its sole expense, employ or associate itself with such persons as it reasonably believe to be particularly fitted to assist it in the execution of its duties under the Agreement.  Except as set forth in Appendix B, the Sub-advisor shall not be responsible for the Trust’s, a Fund’s or the Advisor’s expenses, including any extraordinary and non-recurring expenses.

(c)           No fee shall be payable hereunder with respect to the Fund during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end, management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act, pursuant to the instruction of the Advisor and of the Trust’s Board of Trustees.

SECTION 5.  STANDARD OF CARE

(a)           The Advisor shall expect of the Sub-advisor, and the Sub-advisor will give the Advisor and the Trust the benefit of, the Sub-advisor's best judgment and efforts in rendering its services hereunder.  The Sub-advisor shall not be liable to the Advisor or the Trust hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Sub-advisor against any liability to the Advisor or the Trust to which the Sub-advisor would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of the Sub-advisor's duties hereunder, or by reason of the Sub-advisor's reckless disregard of its obligations and duties hereunder.

(b)           The Sub-advisor shall not be liable to the Advisor or the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Fund made to the Sub-advisor by a duly authorized officer of the Advisor or the Trust; (ii) the advice of counsel to the Trust; and (iii) any written instruction or certified copy of any resolution of the Board.

(c)           The Sub-advisor shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Sub-advisor’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

(d)           The parties hereto acknowledge and agree that the Trust is a third-party beneficiary as to the covenants, obligations, representations and warranties undertaken by the Sub-advisor under this Agreement and as to the rights and privileges to which the Advisor is entitled pursuant to this Agreement, and that the Trust is entitled to all of the rights and privileges associated with such third-party-beneficiary status.

SECTION 6.  EFFECTIVENESS, DURATION AND TERMINATION

(a)           This Agreement shall become effective with respect to the Fund, on the date indicated in Appendix A, subject to the approval by a majority of the Trust's Trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust) and, if required by applicable law, by a vote of a majority of the outstanding voting securities of the Fund.

(b)           This Agreement shall remain in effect with respect to the Fund for a period of two years from the date of its effectiveness and shall continue in effect for successive annual periods with respect to the Fund; provided that such continuance is specifically approved at least annually (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by a majority of the Trust's Trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust); provided further, however, that if the continuation of this Agreement is not approved as to the Fund, the Sub-advisor may continue to render to that Fund the services described herein in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

(c)           This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, (i) by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by the Advisor on 60 days' written notice to the Sub-advisor or (ii) by the Sub-advisor on 60 days' written notice to the Trust.  This Agreement shall terminate immediately (x) upon its assignment or (y) upon termination of the Advisory Agreement.

SECTION 7.  ACTIVITIES OF THE SUB-ADVISOR

Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Sub-advisor's right, or the right of any of the Sub-advisor's directors, officers or employees to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, trust, firm, individual or association.

SECTION 8.  REPRESENTATIONS OF SUB-ADVISOR.

The Sub-advisor represents, warrants and agrees that:

(a)       It is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”) (and will continue to be so registered for so long as this Agreement remains in effect);

(b)       It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement;

(c)       It has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement;

(d)       It will immediately notify the Advisor and the Trust of the occurrence of any event that would disqualify the Sub-advisor from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act or any other applicable statute or regulation;

(e)       It will maintain, keep current and preserve on behalf of the Fund in the manner provided by the 1940 Act all records required by the 1940 Act with respect to Sub-advisor’s activities hereunder. Sub-advisor agrees that such records are the property of the Trust and will be surrendered to the Trust promptly upon request;

(f)       It will complete such reports concerning purchases or sales of securities on behalf of the Fund as the Advisor may from time to time require to document compliance with the 1940 Act, the Advisers Act, the Internal Revenue Code and other applicable laws; and

(g)       After filing with the Securities and Exchange Commission any amendment to its Form ADV, Sub-advisor will promptly furnish a copy to the Advisor.

SECTION 9.  LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

The Trustees of the Trust and the shareholders of the Fund shall not be liable for any obligations of the Trust or of the Fund under this Agreement, and the Sub-advisor agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Fund to which the Sub-advisor's rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of the Fund.

SECTION 10.  MISCELLANEOUS

(a)           No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties hereto and approved by the Trust in the manner set forth in Section 6(b) hereof.

(b)           Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement.

(c)           This Agreement shall be governed by, and the provisions of this Agreement shall be construed and interpreted under and in accordance with, the laws of the State of Delaware.

(d)           This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof, whether oral or written.

(e)           This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

(f)           If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid. This Agreement shall be construed as if drafted jointly by both the Advisor and Sub-advisor and no presumptions shall arise favoring any party by virtue of authorship of any provision of this Agreement.

(g)           Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

(h)           Notices, requests, instructions and communications received by the parties at their respective principal places of business, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

(i)           No affiliated person, employee, agent, director, officer or manager of the Sub-advisor shall be liable at law or in equity for the Sub-advisor’s obligations under this Agreement.

(j)           The terms "vote of a majority of the outstanding voting securities", "interested person", "affiliated person," “control” and "assignment" shall have the meanings ascribed thereto in the 1940 Act.

(k)           Each of the undersigned warrants and represents that he or she has full power and authority to sign this Agreement on behalf of the party indicated and that his or her signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

ADVISORS ASSET MANAGEMENT, INC.

Name:
Title:

BAHL & GAYNOR, INC.

Name:
Title:

Appendix A

Series of the Trust:

Fund	Effective Date
AAM/Bahl & Gaynor Income Growth Fund	________, 2022

Appendix B

Fees and Expenses:

Subject to the terms of the Agreement (and as described in Section 4 of the Agreement), Advisor shall pay the Sub-advisor, with respect to the Fund, a fee equal to 0.25% of the Fund's average daily net assets on the first $300 million in assets and 0.30% of the Fund’s average daily net assets on all assets beyond $300 million. The daily net assets of the Fund shall be calculated as of the close of the New York Stock Exchange on each day the exchange is open for trading or as of such other time or times as the Board may determine in accordance with the provisions of the 1940 Act. On each day when the net asset value of the Fund is not calculated, the net asset value of a share of common stock of the Fund shall be deemed to be the net asset value of such share as of the close of business on the last day on which such calculation was made for purposes of determining the Sub-Advisor’s fee.

APPENDIX C

SUB-ADVISORY AGREEMENT

BETWEEN

ADVISORS ASSET MANAGEMENT, INC.

AND HARTFORD INVESTMENT MANAGEMENT COMPANY

THIS SUB-ADVISORY AGREEMENT (the “Agreement”) dated as of ________, 2014, is entered into by and between Advisors Asset Management, Inc., a Delaware corporation headquartered at 18925 Base Camp Road, Monument, CO 80132 (the “Advisor”) and Hartford Investment Management Company, a Delaware corporation (the “Sub-advisor”).

WHEREAS, Advisor has entered into an Investment Advisory Agreement dated ______, 2022 (as amended from time to time, the “Advisory Agreement”) with Investment Managers Series Trust, a Delaware statutory trust, with its principal office and place of business at 235 W. Galena Street, Milwaukee, WI 53212, (the “Trust”);

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company and may issue its shares of beneficial interest, no par value, in separate series;

WHEREAS, pursuant to the Advisory Agreement, and subject to the direction and control of the Board of Trustees of the Trust (the “Board”), the Advisor acts as investment advisor for the series of the Trust listed on Appendix A hereto (the “Fund”);

WHEREAS, the Advisory Agreement permits the Advisor, subject to the supervision of the Board, to delegate certain of its duties under the Advisory Agreement to other registered investment advisors subject to the requirements of the 1940 Act;

WHEREAS, it is intended that the Trust be a third-party beneficiary under this Agreement; and

WHEREAS, the Advisor desires to retain the Sub-advisor to furnish investment advisory services for the Fund and the Sub-advisor is willing to provide those services on the terms and conditions set forth in this Agreement;

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Advisor and the Sub-advisor hereby agree as follows:

SECTION 1.  APPOINTMENT; DELIVERY OF DOCUMENTS

(a)           The Advisor hereby appoints and employs the Sub-advisor, subject to the direction and control of the Board, to manage the investment and reinvestment of the assets of all or a portion of the Fund allocated by the Advisor to the Sub-advisor from time to time (such assets, the “Portfolio”) and, without limiting the generality of the foregoing, to provide other services as specified herein. The Sub-advisor accepts this employment and agrees to render its services for the compensation set forth herein.

(b)           In connection therewith, the Advisor has delivered to the Sub-advisor copies of (i) the Trust’s Declaration of Trust and Bylaws (collectively, as amended from time to time, the “Charter Documents”), (ii) the Trust’s current prospectuses and statements of additional information for the Fund (collectively, as currently in effect and as amended or supplemented, the “Registration Statement”) filed with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the 1940 Act, (iii) each plan of distribution or similar document adopted by the Trust with respect to the Fund under Rule 12b-1 under the 1940 Act (each a “Plan”) and each current shareholder service plan or similar document adopted by the Trust with respect to the Fund (each a “Service Plan”); and (iv) all procedures adopted by the Trust with respect to the Fund , and shall promptly furnish the Sub-advisor with all amendments of or supplements to the foregoing.  The Advisor shall deliver to the Sub-advisor: (x) a copy of the resolution of the Board appointing the Sub-advisor as a sub-advisor to the Fund and authorizing the execution and delivery of this Agreement; (y) a copy of all proxy statements and related materials relating to the Fund; and (z) any other documents, materials or information that the Sub-advisor shall reasonably request to enable it to perform its duties pursuant to this Agreement.

(c)           The Sub-advisor has delivered to the Advisor and the Trust (i) a copy of its Form ADV as most recently filed with the SEC; (ii) a copy of its code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the “Code”); and (iii) a copy of its compliance manual pursuant to applicable regulations, including its proxy voting policies and procedures, which proxy voting policies and procedures will be included in the Trust’s registration statement.  The Sub-advisor shall promptly furnish the Advisor and Trust with all amendments of and supplements to the foregoing at least annually.

SECTION 2.  DUTIES OF THE ADVISOR

In order for the Sub-advisor to perform the services required by this Agreement, the Advisor (i) shall make reasonable efforts to cause all service providers to the Trust to furnish information to the Sub-advisor and assist the Sub-advisor as may be reasonably required and (ii) shall ensure that the Sub-advisor has reasonable access to all records and documents relevant to the Portfolio maintained by the Trust, the Advisor or any service provider to the Trust, and (iii) shall deliver to the Sub-advisor copies of all material relevant to the Sub-advisor or the Portfolio that the Advisor provides to the Board in accordance with the Advisory Agreement.

SECTION 3.  DUTIES OF THE SUB-ADVISOR

(a)           The Sub-advisor will make decisions with respect to all purchases and sales of securities and other investment assets in the Portfolio, and will vote all proxies for securities and exercise all other voting rights with respect to such securities in accordance with the Sub-Advisor’s written proxy voting policies and procedures, in each case to the extent such authority is delegated by the Advisor.  In making purchases and sales of securities and other investment assets for the Portfolio, the Sub-advisor will act in accordance with the policies and procedures set from time to time by the Board as well as the limitations imposed by the Charter Documents and Registration Statement, the limitations in the 1940 Act, the Securities Act, the Internal Revenue Code of 1986, as amended, any other limitations as the Advisor may from time to time impose by written notice to the Sub-advisor, and other applicable laws and the investment objectives, policies and restrictions of the Fund. To carry out such decisions, the Sub-advisor is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Portfolio. In all purchases, sales and other transactions in securities and other investments for the Portfolio, the Sub-advisor is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions, such as proxy voting with respect to the securities of the Portfolio. Sub-advisor shall promptly communicate to the Advisor and the Board such information relating to the portfolio transactions as are requested.

(b)           Where Sub-advisor allocates brokerage on behalf of the Fund, Sub-advisor shall select broker-dealers that will implement the policy of the Fund to obtain the best price and execution for securities. Except to the extent permitted under Rule 17a-7 under the 1940 Act, or under any no-action letter or exemptive order issued to the Trust or the Fund by the Securities and Exchange Commission, Sub-advisor agrees that it will not purchase or sell securities for the Fund in any transaction in which it, the Advisor or Sub-advisor or any affiliated person of such “affiliated person” is acting as principal, and the Advisor will communicate in writing to the Sub-advisor the name(s) of any affiliated person of the Trust, the Fund or Advisor. Sub-advisor agrees that any transactions effected under Rule 17a-7 shall comply with the then-effective procedures adopted under such rule by the Board.

(c)           Sub-advisor agrees that it will not execute any portfolio transactions for the Portfolio with a broker-dealer which is an “affiliated person” of the Trust, the Fund, the Advisor or Sub-advisor or an “affiliated person” of such an “affiliated person” without the prior written consent of the Advisor. In effecting such transactions, the Sub-advisor shall comply with Section 17(e)(1) of the 1940 Act and the then-effective procedures adopted under such rule by the Board.

(d)           The Sub-advisor may allocate brokerage on behalf of the Fund and cause the Fund to pay an amount of commission to broker-dealers who provide brokerage or research services to the Sub-advisor consistent with Section 28(e) of the Securities and Exchange Act of 1934, as amended. The Sub-advisor may aggregate sales and purchase orders of the assets of the Portfolio with similar orders being made simultaneously for other accounts advised by the Sub-advisor or its affiliates. Whenever the Sub-advisor simultaneously places orders to purchase or sell the same asset on behalf of the Portfolio and one or more other accounts advised by the Sub-advisor, the Sub-advisor will allocate the order as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

(e)           The Sub-advisor will report to the Board at each meeting thereof as requested by the Advisor or the Board all material changes in the Portfolio since the prior report, and will also keep the Board and the Advisor informed of important developments affecting the investment portfolio of the Fund and the Sub-advisor, and on its own initiative, will furnish the Board from time to time with such information as the Sub-advisor may believe appropriate for this purpose.  The Sub-advisor will also furnish the Board and the Advisor with such statistical and analytical information with respect to investments of the Portfolio as the Sub-advisor may believe appropriate or as the Board reasonably may request.

(f)           The Sub-advisor will from time to time employ or associate with such persons as the Sub-advisor believes to be particularly fitted to assist in the execution of the Sub-advisor's duties hereunder, the cost of performance of such duties to be borne and paid by the Sub-advisor.  No obligation may be incurred on the Trust’s or Advisor’s behalf in any such respect.

(g)           The Sub-advisor will report to the Board and the Advisor all material matters related to the Sub-advisor, including without limitation full copies of all letters received by the Sub-advisor during the term of this Agreement from the staff of the U.S. Securities and Exchange Commission regarding its examination of the activities of the Sub-advisor.  On an annual basis, the Sub-advisor shall report on its compliance with its Code and its compliance policies and procedures to the Advisor and to the Board and upon the written request of the Advisor or the Trust, the Sub-advisor shall permit the Advisor and the Trust, or their respective representatives to examine the reports required to be made by or to the Sub-advisor under the Code and its compliance policies and procedures at mutually agreed upon times during its normal business hours.  The Sub-advisor will notify the Advisor and the Trust in writing of any change of control of the Sub-advisor any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Sub-advisor at least 90 days prior to any such changes (or, where such information is not known to Sub-advisor 90 days prior to any such changes, as soon as such information becomes known to Sub-advisor).

(h)           The Sub-advisor will maintain records relating to its portfolio transactions and placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act.  The Sub-advisor shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Sub-advisor pursuant to this Agreement required to be prepared and maintained by the Sub-advisor or the Trust pursuant to applicable law.  To the extent required by law, the books and records pertaining to the Trust, which are in possession of the Sub-advisor, shall be the property of the Trust.  The Advisor and the Trust, or their respective representatives, shall have access to such books and records during the Sub-advisor's normal business hours upon reasonable notice.  Upon the reasonable request of the Advisor or the Trust, copies of any such books and records shall be provided promptly by the Sub-advisor to the Advisor and the Trust, or their respective representatives.

(i)           The Sub-advisor will cooperate with the Fund’s independent public registered accounting firm and shall take reasonable action to make all necessary information available to the accounting firm for the performance of the accounting firm’s duties during the Sub-advisor’s normal business hours at a mutually agreed upon time.

(j)           The Sub-advisor will provide the Fund’s custodian and fund accountant on each business day with such information relating to all transactions concerning the Portfolio’s assets under the Sub-advisor’s control as the custodian and fund accountant may reasonably require.  In accordance with procedures adopted by the Board, the Sub-advisor is responsible for assisting in the fair valuation of all Portfolio assets and will use its reasonable efforts to arrange for the provision of prices from parties who are not affiliated persons of the Sub-advisor for each asset for which the Fund’s fund accountant does not obtain prices in the ordinary course of business.

(k)          The Sub-advisor shall have no duties or obligations pursuant to this Agreement (other than the continuation of its preexisting duties and obligations) during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act, pursuant to the instruction of the Advisor and of the Trust’s Board of Trustees.

(l)           For the purpose of complying with Rule 10f-3, Rule 12d3-1 and Rule 17a-10 under the 1940 Act and any other applicable rule or regulation, the Sub-advisor will not, with respect to transactions in securities or other assets for the Portfolio, consult with any other sub-advisor to the Fund or any other series of the Trust.

(m)         Sub-advisor shall cooperate with and make available to the Advisor, the Fund and the Trust and any agents engaged by the Trust, the Sub-advisor’s expertise relating to matters affecting the Fund upon reasonable request of the Advisor.

SECTION 4.  COMPENSATION; EXPENSES

(a)           In consideration of the foregoing, the Advisor shall pay the Sub-advisor, with respect to the Fund, a fee as specified in Appendix B hereto.  Such fees shall be accrued by the Advisor daily and shall be payable monthly in arrears on the first business day of each calendar month for services performed hereunder during the prior calendar month.  If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs.  Upon the termination of this Agreement with respect to the Fund, the Advisor shall pay to the Sub-advisor such compensation as shall be payable prior to the effective date of termination.

(b)           During the term of this Agreement, the Sub-advisor will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Portfolio. The Sub-advisor shall, at its sole expense, employ or associate itself with such persons as it reasonably believes to be particularly fitted to assist it in the execution of its duties under the Agreement. Except as set forth in Appendix B, the Sub-advisor shall not be responsible for the Trust’s, the Fund’s or the Advisor’s expenses, including any extraordinary and non-recurring expenses.

(c)           No fee shall be payable hereunder with respect to the Fund during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end, management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act, pursuant to the instruction of the Advisor and of the Trust’s Board of Trustees.

SECTION 5.  STANDARD OF CARE

(a)           The Advisor shall expect of the Sub-advisor, and the Sub-advisor will give the Advisor and the Trust the benefit of, the Sub-advisor's best judgment and efforts in rendering its services hereunder.  The Advisor understands the risk involved in the investment mandate of the Fund and further understands that there can be no assurance that the investment objectives of the Fund are achieved. The Sub-advisor shall not be liable to the Advisor or the Trust hereunder for any mistake of judgment or in any event whatsoever, provided that nothing herein shall be deemed to protect, or purport to protect, the Sub-advisor against any liability to the Advisor or the Trust to which the Sub-advisor would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of the Sub-advisor's duties hereunder, or by reason of the Sub-advisor's reckless disregard of its obligations and duties hereunder.

(b)           The Sub-advisor shall not be liable to the Advisor or the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Fund made to the Sub-advisor by a duly authorized officer of the Advisor or the Trust; (ii) the advice of counsel to the Trust; and  (iii) any written instruction or certified copy of any resolution of the Board.

(c)           The Sub-advisor shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Sub-advisor’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

(d)           The parties hereto acknowledge and agree that the Trust is a third-party beneficiary as to the covenants, obligations, representations and warranties undertaken by the Sub-advisor under this Agreement and as to the rights and privileges to which the Advisor is entitled pursuant to this Agreement, and that the Trust is entitled to all of the rights and privileges associated with such third-party-beneficiary status.

SECTION 6.  EFFECTIVENESS, DURATION AND TERMINATION

(a)           This Agreement shall become effective with respect to the Fund as of the date hereof; provided, however, that the Agreement has been approved by (i) the vote of a majority of the Trust's Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by the vote of a majority of the Trust's Trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust), cast in person at a meeting called for the purpose of voting on such approval.

(b)           This Agreement shall remain in effect with respect to the Fund for a period of two years from the date of its effectiveness and shall continue in effect for successive annual periods with respect to the Fund; provided that such continuance is specifically approved at least annually (i) by the vote of a majority of the Trust's Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by the vote of a majority of the Trust's Trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust), cast in person at a meeting called for the purpose of voting on such approval.

(c)           This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, (i) by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by the Advisor, in each case, on 60 days' written notice to the Sub-advisor or (ii) by the Sub-advisor on 60 days' written notice to the Trust.  This Agreement shall terminate immediately (x) upon its assignment or (y) upon termination of the Advisory Agreement.

SECTION 7.  ACTIVITIES OF THE SUB-ADVISOR

Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Sub-advisor's right, or the right of any of the Sub-advisor's directors, officers or employees to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, trust, firm, individual or association.

SECTION 8.  REPRESENTATIONS OF SUB-ADVISOR.

The Sub-advisor represents, warrants and agrees that:

(a)       It is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) (and will continue to be so registered for so long as this Agreement remains in effect) ;

(b)       It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement;

(c)       It has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement ;

(d)       It will promptly notify the Advisor and the Trust of the occurrence of any event that would disqualify the Sub-advisor from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act or any other applicable statute or regulation;

(e)       It will maintain, keep current and preserve on behalf of the Fund in the manner provided by the 1940 Act all records required by the 1940 Act with respect to Sub-advisor’s activities hereunder. Sub-advisor agrees that such records are the property of the Trust and will be surrendered to the Trust promptly upon request, provided that the Sub-advisor may retain copies of such records in order to comply with applicable law;

(f)       It will complete such reports concerning purchases or sales of securities on behalf of the Fund as the Advisor may from time to time require to document compliance with the 1940 Act, the Advisers Act, the Internal Revenue Code and other applicable laws; and

(g)       After filing with the Securities and Exchange Commission any amendment to its Form ADV, Sub-advisor will promptly furnish a copy to the Advisor.

SECTION 9.  LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

The Trustees of the Trust and the shareholders of the Fund shall not be liable for any obligations of the Trust or of the Fund under this Agreement, and the Sub-advisor agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Fund to which the Sub-advisor’s rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of the Fund.

SECTION 10.  MISCELLANEOUS

(a)           No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties hereto and approved by the Trust in the manner set forth in Section 6(b) hereof.

(b)           Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement.

(c)           This Agreement shall be governed by, and the provisions of this Agreement shall be construed and interpreted under and in accordance with, the laws of the State of Delaware.

(d)           This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof, whether oral or written.

(e)           This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

(f)           If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and shall not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid. This Agreement shall be construed as if drafted jointly by both the Advisor and Sub-advisor and no presumptions shall arise favoring any party by virtue of authorship of any provision of this Agreement.

(g)           Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

(h)           Notices, requests, instructions and communications received by the parties at their respective principal places of business, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

(i)           No affiliated person, employee, agent, director, officer or manager of the Sub-advisor shall be liable at law or in equity for the Sub-advisor’s obligations under this Agreement.

(j)           The terms "vote of a majority of the outstanding voting securities", "interested person", "affiliated person," “control” and "assignment" shall have the meanings ascribed thereto in the 1940 Act.

(k)          The Sub-advisor is for all purposes herein deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized, have no authority to act for or represent the Advisor in any way.

(l)           Each of the undersigned warrants and represents that he or she has full power and authority to sign this Agreement on behalf of the party indicated and that his or her signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

ADVISORS ASSET MANAGEMENT, INC.

Name:
Title:

HARTFORD INVESTMENT MANAGEMENT COMPANY

Name:
Title:

Appendix A

Series of the Trust:

AAM/HIMCO Short Duration Fund

Appendix B

Fees and Expenses:

Subject to the terms of the Agreement (and as described in Section 4 of the Agreement), Advisor shall pay the Sub-advisor a monthly fee based on the following annual rates: (a) with respect to average daily net assets of the Fund equal to the Seed Share NAV, a fee equal to 0.38% of such portion of the Fund’s average daily net assets, (b) with respect to average daily net assets of the Fund of $250 million or less (excluding the Seed Share NAV, if any), a fee equal to 0.18% of such portion of the Fund’s average daily net assets, (c) with respect to average daily net assets of the Fund of more than $250 million but less than or equal to $500 million (excluding the Seed Share NAV, if any), a fee equal to 0.19% of such portion of the Fund's average daily net assets, (d) with respect to average daily net assets of the Fund of more than $500 million but less than or equal to $1 billion (excluding the Seed Share NAV, if any), a fee equal to 0.20% of such portion of the Fund's average daily net assets, and (e) with respect to average daily net assets of the Fund of more than $1 billion (excluding the Seed Share NAV, if any), a fee equal to 0.21% of such portion of the Fund's average daily net assets. The term “Seed Share NAV” shall mean the monthly average daily net asset value of any Seed Shares as of any Sub-advisor fee calculation. The term “Seed Shares” shall mean Fund shares outstanding and owned by Sub-advisor (or an affiliated company) that were issued to Sub-advisor (or such affiliated company) prior to the initial issuance of Fund shares to public investors.

The daily net assets of the Fund shall be calculated as of the close of the New York Stock Exchange on each day the exchange is open for trading or as of such other time or times as the Board may determine in accordance with the provisions of the 1940 Act. On each day when the net asset value of the Fund is not calculated, the net asset value of a share of common stock of the Fund shall be deemed to be the net asset value of such share as of the close of business on the last day on which such calculation was made for purposes of determining the Sub-advisor’s fee.

 APPENDIX D

SUB-ADVISORY AGREEMENT

BETWEEN

ADVISORS ASSET MANAGEMENT, INC.

AND INSIGHT NORTH AMERICA LLC

THIS SUB-ADVISORY AGREEMENT (the “Agreement”) dated as of _______, 2022, is entered into by and between Advisors Asset Management, Inc., a Delaware corporation headquartered at 18925 Base Camp Road, Monument, CO 80132 (the “Advisor”) and Insight North America LLC, a New York State limited liability company (the “Sub-advisor”).

WHEREAS, Advisor has entered into an Investment Advisory Agreement dated ______, 2022 (as amended from time to time, the “Advisory Agreement”) with Investment Managers Series Trust, a Delaware statutory trust, with its principal office and place of business at 235 W. Galena Street, Milwaukee, WI 53212 (the “Trust”);

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company and may issue its shares of beneficial interest, no par value, in separate series;

WHEREAS, pursuant to the Advisory Agreement, and subject to the direction and control of the Board of Trustees of the Trust (the “Board”), the Advisor acts as investment advisor for the series of the Trust listed on Appendix A hereto (the “Fund”);

WHEREAS, the Advisory Agreement permits the Advisor, subject to the supervision of the Board, to delegate certain of its duties under the Advisory Agreement to other registered investment advisors subject to the requirements of the 1940 Act;

WHEREAS, it is intended that the Trust be a third-party beneficiary under this Agreement; and

WHEREAS, the Advisor desires to retain the Sub-advisor to furnish investment advisory services for the Fund and the Sub-advisor is willing to provide those services on the terms and conditions set forth in this Agreement;

NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Advisor and the Sub-advisor hereby agree as follows:

SECTION 1.  APPOINTMENT; DELIVERY OF DOCUMENTS

(a)        The Advisor hereby appoints and employs the Sub-advisor, subject to the direction and control of the Board, to manage the investment and reinvestment of the assets of all or a portion of the Fund allocated by the Advisor to the Sub-advisor from time to time (such assets, the “Portfolio”) and, without limiting the generality of the foregoing, to provide other services as specified herein. The Sub-advisor accepts this employment and agrees to render its services for the compensation set forth herein.

(b)        In connection therewith, the Advisor has delivered to the Sub-advisor copies of (i) the Trust’s Declaration of Trust and Bylaws (collectively, as amended from time to time, the “Charter Documents”), (ii) the Trust’s current prospectuses and statements of additional information for the Fund (collectively, as currently in effect and as amended or supplemented, the “Registration Statement”) filed with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the 1940 Act, (iii) each plan of distribution or similar document adopted by the Trust with respect to the Fund under Rule 12b-1 under the 1940 Act (each a “Plan”) and each current shareholder service plan or similar document adopted by the Trust with respect to the Fund (each a “Service Plan”); and (iv) all procedures adopted by the Trust with respect to the Fund , and shall promptly furnish the Sub-advisor with all amendments of or supplements to the foregoing.  The Advisor shall deliver to the Sub-advisor: (x) a copy of the resolution of the Board appointing the Sub-advisor as a sub-advisor to the Fund and authorizing the execution and delivery of this Agreement; (y) a copy of all proxy statements and related materials relating to the Fund; and (z) any other documents, materials or information that the Sub-advisor shall reasonably request to enable it to perform its duties pursuant to this Agreement.

(c)       The Sub-advisor has delivered to the Advisor and the Trust (i) a copy of its Form ADV as most recently filed with the SEC; (ii) a copy of its code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the “Code”); and (iii) a copy of its compliance manual pursuant to applicable regulations, including its proxy voting policies and procedures, which proxy voting policies and procedures will be included in the Trust’s registration statement.  The Sub-advisor shall promptly furnish the Advisor and Trust with all amendments of and supplements to the foregoing at least annually.

SECTION 2.  DUTIES OF THE ADVISOR

In order for the Sub-advisor to perform the services required by this Agreement, the Advisor (i) shall make reasonable efforts to cause all service providers to the Trust to furnish information to the Sub-advisor and assist the Sub-advisor as may be reasonably required and (ii) shall ensure that the Sub-advisor has reasonable access to all records and documents relevant to the Portfolio maintained by the Trust, the Advisor or any service provider to the Trust, and (iii) shall deliver to the Sub-advisor copies of all material relevant to the Sub-advisor or the Portfolio that the Advisor provides to the Board in accordance with the Advisory Agreement.

The Advisor hereby represents, warrants and agrees that:

(i)	the Advisor, with respect to the Fund, is excluded from the definition of commodity pool operator (“CPO”) pursuant to Commodity Futures Trading Commission (“CFTC”) Regulation 4.5 and the Advisor, on behalf of the Fund, has filed or caused to be filed the notice required by CFTC Regulation 4.5(c) and shall reaffirm or shall cause to be reaffirmed such notice annually as required;

(ii)	the Advisor is either registered as a commodity trading advisor (“CTA”) or is exempt from registration as a CTA under an applicable exemption with respect to the Fund and, if applicable, has filed any notice required under any such exemption and shall reaffirm such notice annually as required;

(iii)	the Fund is an “eligible contract participant” within the meaning of Section 1a(18) of the Commodity Exchange Act, as amended (“CEA”); and

(iv)	the Advisor agrees to notify the Sub-Advisor promptly in writing if any of the above representations and warranties herein ceases to be accurate in any respect with respect to the Fund.

SECTION 3.  DUTIES OF THE SUB-ADVISOR

(a)        The Sub-advisor will make decisions with respect to all purchases and sales of securities and other investment assets in the Portfolio, and will vote all proxies for securities and exercise all other voting rights with respect to such securities in accordance with the Sub-Advisor’s written proxy voting policies and procedures, in each case to the extent such authority is delegated by the Advisor.  In making purchases and sales of securities and other investment assets for the Portfolio, the Sub-advisor will act in accordance with the policies and procedures set from time to time by the Board as well as the limitations imposed by the Charter Documents and Registration Statement, the limitations in the 1940 Act, the Securities Act, the Internal Revenue Code of 1986, as amended, any other limitations as the Advisor may from time to time impose by written notice to the Sub-advisor, and other applicable laws and the investment objectives, policies and restrictions of the Fund. To carry out such decisions, the Sub-advisor is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Portfolio.  In all purchases, sales and other transactions in securities and other investments for the Portfolio, the Sub-advisor is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions, such as proxy voting with respect to the securities of the Portfolio. Sub-advisor shall promptly communicate to the Advisor and the Board such information relating to the portfolio transactions as are requested.

(b)       Where Sub-advisor allocates brokerage on behalf of the Fund, Sub-advisor shall select broker-dealers that will implement the policy of the Fund to obtain the best price and execution for securities. Except to the extent permitted under Rule 17a-7 under the 1940 Act, or under any no-action letter or exemptive order issued to the Trust or the Fund by the Securities and Exchange Commission, Sub-advisor agrees that it will not purchase or sell securities for the Fund in any transaction in which it, the Advisor or Sub-advisor or any affiliated person of such “affiliated person” is acting as principal, and the Advisor will communicate in writing to the Sub-advisor the name(s) of any affiliated person of the Trust, the Fund or Advisor upon request. Sub-advisor agrees that any transactions effected under Rule 17a-7 shall comply with the then-effective procedures adopted under such rule by the Board.

(d)       Sub-advisor agrees that it will not execute any portfolio transactions for the Portfolio with a broker-dealer which is an “affiliated person” of the Trust, the Fund, the Advisor or Sub-advisor or an “affiliated person” of such an “affiliated person” without the prior written consent of the Advisor. In effecting such transactions, the Sub-advisor shall comply with Section 17(e)(1) of the 1940 Act and the then-effective procedures adopted under such rule by the Board.

(e)       Consistent with Section 28(e) of the Securities and Exchange Act of 1934, as amended, the Sub-advisor may allocate brokerage on behalf of the Fund to broker-dealers who provide brokerage or research services to the Sub-advisor.  The Sub-advisor may aggregate sales and purchase orders of the assets of the Portfolio with similar orders being made simultaneously for other accounts advised by the Sub-advisor or its affiliates.  Whenever the Sub-advisor simultaneously places orders to purchase or sell the same asset on behalf of the Portfolio and one or more other accounts advised by the Sub-advisor, the Sub-advisor will allocate the order as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

(f)        The Sub-advisor will report to the Board at each meeting thereof as requested by the Advisor or the Board all material changes in the Portfolio since the prior report, and will also keep the Board and the Advisor informed of important developments affecting the Trust, the Fund and the Sub-advisor, and on its own initiative, will furnish the Board from time to time with such information as the Sub-advisor may believe appropriate for this purpose, whether concerning the individual companies the securities of which are included in the Portfolio’s holdings, the industries in which such companies engage, the economic, social or political conditions prevailing in each country in which the Portfolio maintains investments, or otherwise.  The Sub-advisor will also furnish the Board and the Advisor with such statistical and analytical information with respect to investments of the Portfolio as the Sub-advisor may believe appropriate or as the Board reasonably may request.

(g)        The Sub-advisor will from time to time employ or associate with such persons as the Sub-advisor believes to be particularly fitted to assist in the execution of the Sub-advisor's duties hereunder, the cost of performance of such duties to be borne and paid by the Sub-advisor.  No obligation may be incurred on the Trust’s or Advisor’s behalf in any such respect.

(h)        The Sub-advisor will report to the Board and the Advisor all material matters related to the Sub-advisor, including without limitation full copies of all letters received by the Sub-advisor during the term of this Agreement from the staff of the U.S. Securities and Exchange Commission regarding its examination of the activities of the Sub-advisor.  On an annual basis, the Sub-advisor shall report on its compliance with its Code and its compliance policies and procedures to the Advisor and to the Board and upon the written request of the Advisor or the Trust, the Sub-advisor shall permit the Advisor and the Trust, or their respective representatives to examine the reports required to be made by or to the Sub-advisor under the Code and its compliance policies and procedures.  The Sub-advisor will notify the Advisor and the Trust in writing of any change of control of the Sub-advisor any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Sub-advisor at least 90 days prior to any such changes (or, where such information is not known to Sub-advisor 90 days prior to any such changes, as soon as such information becomes known to Sub-advisor).

(i)       The Sub-advisor will maintain records relating to its portfolio transactions and placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act.  The Sub-advisor shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Sub-advisor pursuant to this Agreement required to be prepared and maintained by the Sub-advisor or the Trust pursuant to applicable law.  To the extent required by law, the books and records pertaining to the Trust, which are in possession of the Sub-advisor, shall be the property of the Trust.  The Advisor and the Trust, or their respective representatives, shall have access to such books and records at all times during the Sub-advisor's normal business hours.  Upon the reasonable request of the Advisor or the Trust, copies of any such books and records shall be provided promptly by the Sub-advisor to the Advisor and the Trust, or their respective representatives.

(j)       The Sub-advisor will cooperate with the Fund’s independent public registered accounting firm and shall take reasonable action to make all necessary information available to the accounting firm for the performance of the accounting firm’s duties.

(k)       The Sub-advisor will provide the Fund’s custodian and fund accountant on each business day with such information relating to all transactions concerning the Portfolio’s assets under the Sub-advisor’s control as the custodian and fund accountant may reasonably require.  In accordance with procedures adopted by the Board, the Sub-advisor is responsible for assisting in the fair valuation of all Portfolio assets and will use its reasonable efforts to arrange for the provision of prices from parties who are not affiliated persons of the Sub-advisor for each asset for which the Fund’s fund accountant does not obtain prices in the ordinary course of business.

(l)        The Sub-advisor shall have no duties or obligations pursuant to this Agreement (other than the continuation of its preexisting duties and obligations) during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act, pursuant to the instruction of the Advisor and of the Trust’s Board of Trustees.

(m)        For the purpose of complying with Rule 10f-3, Rule 12d3-1 and Rule 17a-10 under the 1940 Act and any other applicable rule or regulation, the Sub-advisor will not, with respect to transactions in securities or other assets for the Portfolio, consult with any other sub-advisor to the Fund or any other series of the Trust.

(n)       Sub-advisor shall cooperate with and make available to the Advisor, the Fund and the Trust and any agents engaged by the Trust, the Sub-advisor’s expertise relating to matters affecting the Fund.

SECTION 4.  COMPENSATION; EXPENSES

(a)        In consideration of the foregoing, the Advisor shall pay the Sub-advisor, with respect to the Fund, a fee as specified in Appendix B hereto.  Such fees shall be accrued by the Advisor daily and shall be payable monthly in arrears on the first business day of each calendar month for services performed hereunder during the prior calendar month.  If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs.  Upon the termination of this Agreement with respect to the Fund, the Advisor shall pay to the Sub-advisor such compensation as shall be payable prior to the effective date of termination.

(b)       During the term of this Agreement, the Sub-advisor will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Portfolio.  The Sub-advisor shall, at its sole expense, employ or associate itself with such persons as it reasonably believe to be particularly fitted to assist it in the execution of its duties under the Agreement.  Except as set forth in Appendix B, the Sub-advisor shall not be responsible for the Trust’s, the Fund’s or the Advisor’s expenses, including any extraordinary and non-recurring expenses.

(c)       No fee shall be payable hereunder with respect to the Fund during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end, management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act, pursuant to the instruction of the Advisor and of the Trust’s Board of Trustees.

SECTION 5.  STANDARD OF CARE

(a)       The Advisor shall expect of the Sub-advisor, and the Sub-advisor will give the Advisor and the Trust the benefit of, the Sub-advisor's best judgment and efforts in rendering its services hereunder.  The Sub-advisor shall not be liable to the Advisor or the Trust hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Sub-advisor against any liability to the Advisor or the Trust to which the Sub-advisor would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of the Sub-advisor's duties hereunder, or by reason of the Sub-advisor's reckless disregard of its obligations and duties hereunder.

(b)       The Sub-advisor shall not be liable to the Advisor or the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Fund made to the Sub-advisor by a duly authorized officer of the Advisor or the Trust; (ii) the advice of counsel to the Trust; and  (iii) any written instruction or certified copy of any resolution of the Board.

(c)       The Sub-advisor shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Sub-advisor’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

(d)       The parties hereto acknowledge and agree that the Trust is a third-party beneficiary as to the covenants, obligations, representations and warranties undertaken by the Sub-advisor under this Agreement and as to the rights and privileges to which the Advisor is entitled pursuant to this Agreement, and that the Trust is entitled to all of the rights and privileges associated with such third-party-beneficiary status.

SECTION 6.  EFFECTIVENESS, DURATION AND TERMINATION

(a)       This Agreement shall become effective with respect to the Fund as of the date hereof; provided, however, that the Agreement has been approved by (i) the vote of a majority of the Trust's Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by the vote of a majority of the Trust's Trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust), cast in person at a meeting called for the purpose of voting on such approval.

(b)       This Agreement shall remain in effect with respect to the Fund for a period of two years from the date of its effectiveness and shall continue in effect for successive annual periods with respect to the Fund; provided that such continuance is specifically approved at least annually (i) by the vote of a majority of the Trust's Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by the vote of a majority of the Trust's Trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust), cast in person at a meeting called for the purpose of voting on such approval.

(c)       This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, (i) by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by the Advisor, in each case, on 60 days' written notice to the Sub-advisor or (ii) by the Sub-advisor on 60 days' written notice to the Trust.  This Agreement shall terminate immediately (x) upon its assignment or (y) upon termination of the Advisory Agreement.

SECTION 7.  ACTIVITIES OF THE SUB-ADVISOR

Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Sub-advisor's right, or the right of any of the Sub-advisor's directors, officers or employees to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, trust, firm, individual or association.

SECTION 8.  REPRESENTATIONS OF SUB-ADVISOR.

The Sub-advisor represents, warrants and agrees that:

(a)       It is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) (and will continue to be so registered for so long as this Agreement remains in effect) ;

(b)       It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement;

(c)       It has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement ;

(d)       It will immediately notify the Advisor and the Trust of the occurrence of any event that would disqualify the Sub-advisor from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act or any other applicable statute or regulation;

(e)       It will maintain, keep current and preserve on behalf of the Fund in the manner provided by the 1940 Act all records required by the 1940 Act with respect to Sub-advisor’s activities hereunder. Sub-advisor agrees that such records are the property of the Trust and will be surrendered to the Trust promptly upon request;

(f)       It will complete such reports concerning purchases or sales of securities on behalf of the Fund as the Advisor may from time to time require to document compliance with the 1940 Act, the Advisers Act, the Internal Revenue Code and other applicable laws;

(g)       After filing with the Securities and Exchange Commission any amendment to its Form ADV, Sub-advisor will promptly furnish a copy to the Advisor; and

(h)       (i) Although registered as a commodity trading advisor, the Sub-Advisor is exempt from registration as a CTA under CFTC Regulation 4.14(a)(8) with respect to the Fund, has filed notice required under CFTC Regulation 4.14(a)(8) and shall reaffirm such notice annually as required; and (ii) the Sub-Advisor agrees to notify the Advisor promptly in writing if the above representation and warranty ceases to be accurate in any respect with respect to the Fund.

SECTION 9.  LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

The Trustees of the Trust and the shareholders of the Fund shall not be liable for any obligations of the Trust or of the Fund under this Agreement, and the Sub-advisor agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Fund to which the Sub-advisor's rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of the Fund.

SECTION 10.  MISCELLANEOUS

(a)       No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties hereto and approved by the Trust in the manner set forth in Section 6(b) hereof.

(b)       Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement.

(c)       This Agreement shall be governed by, and the provisions of this Agreement shall be construed and interpreted under and in accordance with, the laws of the State of Delaware.

(d)       This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof, whether oral or written.

(e)       This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

(f)       If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and shall not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid. This Agreement shall be construed as if drafted jointly by both the Advisor and Sub-advisor and no presumptions shall arise favoring any party by virtue of authorship of any provision of this Agreement.

(g)       Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

(h)       Notices, requests, instructions and communications received by the parties at their respective principal places of business, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

(i)       No affiliated person, employee, agent, director, officer or manager of the Sub-advisor shall be liable at law or in equity for the Sub-advisor’s obligations under this Agreement.

(j)       The terms "vote of a majority of the outstanding voting securities", "interested person", "affiliated person," “control” and "assignment" shall have the meanings ascribed thereto in the 1940 Act.

(k)       Each of the undersigned warrants and represents that he or she has full power and authority to sign this Agreement on behalf of the party indicated and that his or her signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

ADVISORS ASSET MANAGEMENT, INC.

Name:
Title:

INSIGHT NORTH AMERICA

Name:
Title:

Appendix A

Series of the Trust:

AAM/Insight Select Income Fund

Appendix B

Fees and Expenses:

Subject to the terms of the Agreement (and as described in Section 4 of the Agreement), Advisor shall pay the Sub-advisor, with respect to the Fund, a fee equal to 0.152% of the Fund’s average daily net assets on the first $175 million in assets and 0.19% of the Fund’s average daily net assets on all assets beyond $175 million. The daily net assets of the Fund shall be calculated as of the close of the New York Stock Exchange on each day the exchange is open for trading or as of such other time or times as the Board may determine in accordance with the provisions of the 1940 Act. On each day when the net asset value of the Fund is not calculated, the net asset value of a share of common stock of the Fund shall be deemed to be the net asset value of such share as of the close of business on the last day on which such calculation was made for purposes of determining the Sub-advisor’s fee.

APPENDIX E

SUB-ADVISORY AGREEMENT

BETWEEN

ADVISORS ASSET MANAGEMENT, INC.

AND PHOCAS FINANCIAL CORPORATION

THIS SUB-ADVISORY AGREEMENT (the “Agreement”) dated as of ______, 2022, is entered into by and between Advisors Asset Management, Inc., (the “Advisor”) and Phocas Financial Corporation, a California corporation (the “Sub-advisor”).

WHEREAS, Advisor has entered into an Investment Advisory Agreement dated ____________, 2022 (as amended from time to time, the “Advisory Agreement”) with Investment Managers Series Trust, a Delaware statutory trust, with its principal office and place of business at 235 W. Galena Street, Milwaukee, WI 53212 (the “Trust”);

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company and may issue its shares of beneficial interest, no par value, in separate series;

WHEREAS, pursuant to the Advisory Agreement, and subject to the direction and control of the Board of Trustees of the Trust (the “Board”), the Advisor acts as investment advisor for the series of the Trust listed on Appendix A hereto (the “Fund”);

WHEREAS, the Advisory Agreement permits the Advisor, subject to the supervision of the Board, to delegate certain of its duties under the Advisory Agreement to other registered investment advisors subject to the requirements of the 1940 Act;

WHEREAS, it is intended that the Trust be a third-party beneficiary under this Agreement; and

WHEREAS, the Advisor desires to retain the Sub-advisor to furnish investment advisory services for the Fund and the Sub-advisor is willing to provide those services on the terms and conditions set forth in this Agreement;

NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Advisor and the Sub-advisor hereby agree as follows:

SECTION 1.  APPOINTMENT; DELIVERY OF DOCUMENTS

(a)           The Advisor hereby appoints and employs the Sub-advisor, on a discretionary basis subject to the supervision of the Board, to manage the investment and reinvestment of the assets of all or a portion of the Fund allocated by the Advisor to the Sub-advisor from time to time (such assets, the “Portfolio”) and, without limiting the generality of the foregoing, to provide other services as specified herein. The Sub-advisor accepts this appointment and agrees to render its services for the compensation set forth herein.

(b)           In connection therewith, the Advisor has delivered to the Sub-advisor copies of (i) the Trust’s Declaration of Trust and Bylaws (collectively, as amended from time to time, the “Charter Documents”), (ii) the Trust’s current prospectuses and statements of additional information for the Fund (collectively, as currently in effect and as amended or supplemented, the “Registration Statement”) filed with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the 1940 Act, (iii) each plan of distribution or similar document adopted by the Trust with respect to the Fund under Rule 12b-1 under the 1940 Act (each a “Plan”) and each current shareholder service plan or similar document adopted by the Trust with respect to the Fund (each a “Service Plan”); and (iv) all procedures adopted by the Trust with respect to the Fund , and shall promptly furnish the Sub-advisor with all amendments of or supplements to all of the foregoing a reasonable amount of time prior to their effectiveness.  The Advisor shall deliver to the Sub-advisor: (x) a copy of the resolution of the Board appointing the Sub-advisor as a sub-advisor to the Fund and authorizing the execution and delivery of this Agreement; (y) a copy of all proxy statements and related materials relating to the Fund; and (z) any other documents, materials or information that the Sub-advisor shall reasonably request to enable it to perform its duties pursuant to this Agreement.

(c)           The Sub-advisor has delivered to the Advisor and the Trust (i) a copy of its Form ADV as most recently filed with the SEC; (ii) a copy of its code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the “Code”); and (iii) a copy of its compliance manual pursuant to applicable regulations, including its proxy voting policies and procedures, which proxy voting policies and procedures will be included in the Trust’s registration statement.  The Sub-advisor shall promptly furnish the Advisor and Trust with all amendments of and supplements to the foregoing at least annually.

SECTION 2.  DUTIES OF THE ADVISOR

In order for the Sub-advisor to perform the services required by this Agreement, the Advisor (i) shall make reasonable efforts to cause all service providers to the Trust to furnish information to the Sub-advisor and assist the Sub-advisor as may be reasonably required and (ii) shall ensure that the Sub-advisor has reasonable access to all records and documents relevant to the Portfolio maintained by the Trust, the Advisor or any service provider to the Trust, and (iii) shall deliver to the Sub-advisor copies of all material relevant to the Sub-advisor or the Portfolio that the Advisor provides to the Board in accordance with the Advisory Agreement.

SECTION 3.  DUTIES OF THE SUB-ADVISOR

(a)           The Sub-advisor will make decisions with respect to all purchases and sales of securities and other investment assets in the Portfolio, and will vote all proxies for securities and exercise all other voting rights with respect to such securities in accordance with the Sub-Advisor’s written proxy voting policies and procedures, in each case to the extent such authority is delegated by the Advisor.  In making purchases and sales of securities and other investment assets for the Portfolio, the Sub-advisor will act in accordance with the policies and procedures set from time to time by the Board as well as the limitations imposed by the Charter Documents and Registration Statement, the limitations in the 1940 Act, the Securities Act, the Internal Revenue Code of 1986, as amended, any other limitations as the Advisor may from time to time impose by written notice to the Sub-advisor, and other applicable laws and the investment objectives, policies and restrictions of the Fund to the extent that such investment objectives, policies and restrictions are provided to the Sub-advisor. The Advisor, the Fund and/or the Trust shall remain responsible for ensuring the Fund's and the Trust's overall compliance with the 1940 Act and all other applicable federal and state laws and regulations and the Sub-advisor only shall be obligated to comply with the foregoing with respect to the Portfolio. To carry out such decisions, the Sub-advisor is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Portfolio. In all purchases, sales and other transactions in securities and other investments for the Portfolio, the Sub-advisor is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions, such as proxy voting with respect to the securities of the Portfolio. Sub-advisor shall promptly communicate to the Advisor and the Board such information relating to the portfolio transactions as are requested.

(b)       Where Sub-advisor allocates brokerage on behalf of the Fund, Sub-advisor shall select broker-dealers that will implement the policy of the Fund to obtain the best price and execution for securities. Except to the extent permitted under Rule 17a-7 under the 1940 Act, or under any no-action letter or exemptive order issued to the Trust or the Fund by the SEC, Sub-advisor agrees that it will not purchase or sell securities for the Fund in any transaction in which (a) it, or any affiliated person of it is acting as principal, and (b) the Advisor or any affiliated person of the Advisor, the Trust or the Fund that has been identified as such in writing to the Sub-advisor by the Advisor is acting as principal. Sub-advisor agrees that any transactions effected under Rule 17a-7 shall comply with the then-effective procedures adopted under such rule by the Board.

(c)       Sub-advisor agrees that it will not execute any portfolio transactions for the Portfolio with a broker-dealer which is an “affiliated person” of the Trust, the Fund, the Advisor or Sub-advisor or an “affiliated person” of such an “affiliated person” without the prior written consent of the Advisor, provided, however, that the foregoing prohibition only shall apply to "affiliated persons" of the Trust, the Fund or the Advisor to the extent the "affiliated person" has been identified as such in writing to the Sub-advisor by the Advisor. In effecting such transactions, the Sub-advisor shall comply with Section 17(e)(1) of the 1940 Act and the then-effective procedures adopted under such rule by the Board that have been furnished to the Sub-advisor.

(d)       The Sub-advisor may allocate brokerage on behalf of the Fund and cause the Fund to pay an amount of commission to broker-dealers who provide brokerage or research services to the Sub-advisor consistent with Section 28(e) of the Securities and Exchange Act of 1934, as amended. The Sub-advisor may aggregate sales and purchase orders of the assets of the Portfolio with similar orders being made simultaneously for other accounts advised by the Sub-advisor or its affiliates. Whenever the Sub-advisor simultaneously places orders to purchase or sell the same asset on behalf of the Portfolio and one or more other accounts advised by the Sub-advisor, the Sub-advisor will allocate the order as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

(e)           The Sub-advisor will report to the Board at each meeting thereof as requested by the Advisor or the Board all material changes in the Portfolio since the prior report and will also keep the Board and the Advisor informed of material developments affecting the Portfolio. The Sub-advisor will also furnish the Board and the Advisor with such statistical and analytical information with respect to investments of the Portfolio as the Board reasonably may request.

(f)           The Sub-advisor will from time to time employ or associate with such persons as the Sub-advisor believes to be particularly fitted to assist in the execution of the Sub-advisor’s duties hereunder, the cost of performance of such duties to be borne and paid by the Sub-advisor.  No obligation may be incurred on the Trust’s or Advisor’s behalf in any such respect.

(g)           The Sub-advisor will report to the Board and the Advisor all material matters related to the Sub-advisor, including without limitation full copies of all letters received by the Sub-advisor during the term of this Agreement from the staff of the U.S. Securities and Exchange Commission regarding its examination of the activities of the Sub-advisor, and any response from the Sub-advisor.  On an annual basis, the Sub-advisor shall report on its compliance with its Code and its compliance policies and procedures to the Advisor and to the Board and upon the written request of the Advisor or the Trust, the Sub-advisor shall permit the Advisor and the Trust, or their respective representatives to examine the reports required to be made by or to the Sub-advisor under the Code and its compliance policies and procedures at mutually agreed upon times during its normal business hours.  The Sub-advisor will notify the Advisor and the Trust in writing of any change of control of the Sub-advisor any changes in the key personnel who are either the portfolio manager(s) of the Portfolio or senior management of the Sub-advisor at least ninety (90) days prior to any such changes (or, where such information is not known to Sub-advisor ninety (90) days prior to any such changes, promptly after such information becomes known to Sub-advisor).

(h)           The Sub-advisor will maintain records relating to its portfolio transactions and placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act.  The Sub-advisor shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Sub-advisor pursuant to this Agreement required to be prepared and maintained by the Sub-advisor or the Trust pursuant to applicable law.  To the extent required by law, the books and records pertaining to the Trust, which are in possession of the Sub-advisor, shall be the property of the Trust; provided, however, that the Sub-advisor shall be entitled to retain and use copies of all such books and records to satisfy its obligations under applicable law.  The Advisor and the Trust, or their respective representatives, shall have access to such books and records during the Sub-advisor’s normal business hours upon reasonable notice.  Upon the reasonable request of the Advisor or the Trust, copies of any such books and records shall be provided promptly by the Sub-advisor to the Advisor and the Trust, or their respective representatives.

(i)           The Sub-advisor will cooperate with the Fund’s independent public registered accounting firm and shall take reasonable action to make all necessary information available to the accounting firm for the performance of the accounting firm’s duties during the Sub-advisor’s normal business hours at a mutually agreed upon time.

(j)           The Sub-advisor will provide the Fund’s custodian and fund accountant on each business day with such information relating to all transactions concerning the Portfolio’s assets under the Sub-advisor’s control as the custodian and fund accountant may reasonably require.  In accordance with procedures adopted by the Board, the Sub-advisor is responsible for assisting in the fair valuation of all Portfolio assets and will use its reasonable efforts to arrange for the provision of prices from parties who are not affiliated persons of the Sub-advisor for each asset for which the Fund’s fund accountant does not obtain prices in the ordinary course of business.

(k)           The Sub-advisor shall have no duties or obligations pursuant to this Agreement during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act and no asset are allocated to the Sub-advisor for management, pursuant to the instruction of the Advisor and of the Trust’s Board of Trustees.

(l)           For the purpose of complying with Rule 10f-3, Rule 12d3-1 and Rule 17a-10 under the 1940 Act and any other applicable rule or regulation, the Sub-advisor will not, with respect to transactions in securities or other assets for the Portfolio, consult with any other sub-advisor to the Fund or any other series of the Trust.

SECTION 4.  COMPENSATION; EXPENSES

(a)           In consideration of the foregoing, the Advisor shall pay the Sub-advisor, with respect to the Fund, a fee as specified in Appendix B hereto.  Such fees shall be accrued by the Advisor daily and shall be payable monthly in arrears on the first business day of each calendar month for services performed hereunder during the prior calendar month.  If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs.  Upon the termination of this Agreement with respect to the Fund, the Advisor shall pay to the Sub-advisor such compensation as shall be payable prior to the effective date of termination.

(b)           During the term of this Agreement, the Sub-advisor will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Portfolio. Except as set forth in Appendix B, the Sub-advisor shall not be responsible for the Trust’s, the Fund’s or the Advisor’s expenses, including any extraordinary and non-recurring expenses.

(c)           No fee shall be payable hereunder with respect to the Fund during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end, management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act and no assets are allocated to the Sub-advisor for management, pursuant to the instruction of the Advisor and of the Trust’s Board of Trustees.

SECTION 5.  STANDARD OF CARE

(a)           The Advisor shall expect of the Sub-advisor, and the Sub-advisor will give the Advisor and the Trust the benefit of, the Sub-advisor’s best judgment and efforts in rendering its services hereunder.  The Advisor understands the risk involved in the investment mandate of the Fund and further understands that there can be no assurance that the investment objectives of the Fund are achieved. The Sub-advisor shall not be liable to the Advisor or the Trust hereunder for any mistake of judgment or in any event whatsoever, provided that nothing herein shall be deemed to protect, or purport to protect, the Sub-advisor against any liability to the Advisor or the Trust to which the Sub-advisor would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of the Sub-advisor’s duties hereunder, or by reason of the Sub-advisor’s reckless disregard of its obligations and duties hereunder.

(b)           The Sub-advisor shall not be liable to the Advisor or the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Fund made to the Sub-advisor by a duly authorized officer of the Advisor or the Trust; (ii) the advice of counsel to the Trust; or (iii) any written instruction or certified copy of any resolution of the Board.

(c)           The Sub-advisor shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Sub-advisor’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

(d)           The parties hereto acknowledge and agree that the Trust is a third-party beneficiary as to the covenants, obligations, representations and warranties undertaken by the Sub-advisor under this Agreement and as to the rights and privileges to which the Advisor is entitled pursuant to this Agreement, and that the Trust is entitled to all of the rights and privileges associated with such third-party-beneficiary status.

SECTION 6.  EFFECTIVENESS, DURATION AND TERMINATION

(a)       This Agreement shall become effective with respect to the Fund as of the date hereof; provided, however, that the Agreement has been approved by (i) the vote of a majority of the Trust's Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by the vote of a majority of the Trust's Trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust), cast in person at a meeting called for the purpose of voting on such approval.

(b)       This Agreement shall remind in effect with respect to the Fund for a period of two years from the date of its effectiveness and shall continue In effect for successive annual period with respect to the Fund; provided that which continuance is specifically approved at least annually (i) by the vote of a majority of the Trust's Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by the vote of a majority of the Trust's Trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust), cast in person at a meeting called for the purpose of voting on such approval

(c)       This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, (i) by the Board, by a vote of a majority of the outstanding voting securities of the Fund, by the Advisor, in each case, on 60 days' written notice to the Sub-advisor or (ii) by the Sub-advisor on 60 days’ written notice to the Trust.  This Agreement shall terminate immediately (x) upon its assignment or (y) upon termination of the Advisory Agreement.

SECTION 7.  ACTIVITIES OF THE SUB-ADVISOR

Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Sub-advisor’s right, or the right of any of the Sub-advisor’s directors, officers or employees to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, trust, firm, individual or association.

SECTION 8.  REPRESENTATIONS OF SUB-ADVISOR AND ADVISOR.

(a)	The Sub-advisor represents, warrants and agrees that:

(i)	It is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) (and will continue to be so registered for so long as this Agreement remains in effect);

(ii)	It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement;

(iii)	It is either registered as a commodity trading advisor or duly exempt from such registration with the U.S. Commodity Futures Trading Commission (“CFTC”), and will continue to be so registered or exempt for so long as this Agreement remains in effect or, alternatively, will become a commodity trading advisor duly registered with the CFTC and will be a member in good standing with the National Futures Association.

(iv)	It has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement;

(v)	It will promptly notify the Advisor and the Trust of the occurrence of any event that would disqualify the Sub-advisor from serving as an investment adviser to an investment company pursuant to Section 9 of the 1940 Act or any other applicable statute or regulation;

(vi)	It will maintain, keep current and preserve on behalf of the Fund in the manner provided by the 1940 Act all records required by the 1940 Act with respect to Sub-advisor’s activities hereunder. Sub-advisor agrees that such records are the property of the Trust and will be surrendered to the Trust promptly upon request, provided that the Sub-advisor may retain copies of such records in order to comply with applicable law;

(vii)	It will complete such reports concerning purchases or sales of securities on behalf of the Fund as the Advisor may from time to time require to document compliance with the 1940 Act, the Advisers Act, the Internal Revenue Code and other applicable laws; and

(viii)	After filing with the SEC any amendment to its Form ADV, Sub-advisor will promptly furnish a copy to the Advisor.

(b)	The Advisor represents, warrants and agrees that:

(i)	It is registered as an investment advisor under the Advisers Act and will continue to be registered for so long as this Agreement remains in effect;

(ii)	It is not prohibited by the 1940 Act of the Advisers Act from performing the services contemplated by the Agreement;

(iii)	It has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; and

(iv)	It will promptly notify the Sub-advisor and the Trust of the occurrence of any event that would disqualify the Advisor from serving as an investment advisor to an investment company pursuant to Section 9 of the 1940 Acts or any other applicable statute or regulation.

SECTION 9.  LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

The Trustees of the Trust and the shareholders of the Fund shall not be liable for any obligations of the Trust or of the Fund under this Agreement, and the Sub-advisor agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Fund to which the Sub-advisor’s rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of the Fund.

SECTION 10.  USE OF NAME

The Sub-advisor has consented to the use by AAM and the Fund of the name or identifying word "Phocas" in the name of the Fund. Such consent is conditioned upon the employment of the Sub-advisor as an investment adviser to the Fund. The name or identifying word "Phocas" is used for other purposes by the Sub-advisor and its affiliates. If the Fund ceases to employ, for any reason, the Sub-advisor, any successor thereto or any affiliate thereof as an investment adviser, the Fund shall cease using "Phocas" in the name of the Fund and in connection with the Fund's operations.

SECTION 11.  MISCELLANEOUS

(a)           No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties hereto and approved by the Trust in the manner set forth in Section 6(b) hereof.

(b)           Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement.

(c)           This Agreement shall be governed by, and the provisions of this Agreement shall be construed and interpreted under and in accordance with, the laws of the State of Delaware.

(d)           This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof, whether oral or written.

(e)           This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

(f)           If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and shall not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid. This Agreement shall be construed as if drafted jointly by both the Advisor and Sub-advisor and no presumptions shall arise favoring any party by virtue of authorship of any provision of this Agreement.

(g)           Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

(h)           Notices, requests, instructions and communications received by the parties at their respective principal places of business, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

(i)           No affiliated person, employee, agent, director, officer or manager of the Sub-advisor shall be liable at law or in equity for the Sub-advisor’s obligations under this Agreement.

(j)           The terms “vote of a majority of the outstanding voting securities”, “interested person”, “affiliated person,” “control” and “assignment” shall have the meanings ascribed thereto in the 1940 Act.

(k)           The Sub-advisor is for all purposes herein deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized, have no authority to act for or represent the Advisor in any way.

(l)           Each of the undersigned warrants and represents that he or she has full power and authority to sign this Agreement on behalf of the party indicated and that his or her signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

ADVISORS ASSET MANAGEMENT, INC.

Name:
Title:

PHOCAS FINANCIAL CORPORATION

Name:
Title:

Appendix A

Series of the Trust:

AAM/Phocas Real Estate Fund

Appendix B

Fees and Expenses:

Subject to the terms of the Agreement (and as described in Section 4 of the Agreement), Advisor shall pay the Sub-advisor a monthly fee based on an annual fee equal to 0.325% of the Fund's average daily net assets.

The daily net assets of the Fund shall be calculated as of the close of the New York Stock Exchange on each day the exchange is open for trading or as of such other time or times as the Board may determine in accordance with the provisions of the 1940 Act. On each day when the net asset value of the Fund is not calculated, the net asset value of a share of common stock of the Fund shall be deemed to be the net asset value of such share as of the close of business on the last day on which such calculation was made for purposes of determining the Sub-advisor's fee.

APPENDIX F

NUMBER OF SHARES/INTERESTS OUTSTANDING AS OF THE RECORD DATE

Fund Name and Classes	Number of Shares Outstanding as of October 21, 2022
AAM/Bahl & Gaynor Income Growth Fund
Class A	8,449,634.252
Class C	7,971,913.642
Class I	72,905,166.134
Total	89,326,714.028
AAM/HIMCO Short Duration Fund
Class A	7,715,140.516
Class C	425,204.363
Class I	49,772,531.124
Total	57,912,876.003
AAM/Insight Select Income Fund
Class A	951,410.147
Class C	333,553.435
Class I	10,771,566.706
Class T	0
Class Y	69.272
Total	12,056,599.560
AAM/Phocas Real Estate Fund
Class A	20,168.725
Class C	0
Class I	807,373.941
Total	827,542.666

F-1

APPENDIX G

PRINCIPAL HOLDERS AND CONTROL PERSONS

The following table list the Funds’ principal shareholders. Principal shareholders are holders of record of 5% or more of the outstanding shares of a class of a Fund.

AAM/Bahl & Gaynor Income Growth Fund

Shareholder Name and Address	Percentage of Shares Owned as of October 21, 2022
Class A
Merrill Lynch, Pierce, Fenner & Smith Jacksonville, FL 32246	37.17%
Morgan Stanley Smith Barney LLC FBO New York, NY 10004	21.95%
Raymond James Omnibus for Mutual Funds Saint Petersburg, FL 33716	7.82%
UBS WM USA Weehawken, NJ 07086	6.29%
Class C
Merrill Lynch, Pierce, Fenner & Smith Jacksonville, FL 32246	36.72%
Morgan Stanley Smith Barney LLC FBO New York, NY 10004	33.46%
Raymond James Omnibus for Mutual Funds Saint Petersburg, FL 33716	8.49%
UBS WM USA Weehawken, NJ 07086	7.82%
Class I
Merrill Lynch, Pierce, Fenner & Smith Jacksonville, FL 32246	41.70%
Morgan Stanley Smith Barney LLC FBO New York, NY 10004	27.13%
UBS WM USA Weehawken, NJ 07086	13.76%

AAM/HIMCO Short Duration Fund

Shareholder Name and Address	Percentage of Shares Owned as of October 21, 2022
Class A
Morgan Stanley Smith Barney LLC FBO New York, NY 10004	58.28%
Charles Schwab & Co., Inc. FBO San Francisco, CA 94105	9.33%
Raymond James Omnibus for Mutual Funds Saint Petersburg, FL 33716	6.74%
Class C
Morgan Stanley Smith Barney LLC FBO New York, NY 10004	54.90%
LPL Financial Omnibus Account San Diego, CA 92121	14.27%
Class I
Morgan Stanley Smith Barney LLC FBO New York, NY 10004	57.34%
National Financial Services LLC Jersey City, NJ 07310	12.59%
LPL Financial Omnibus Account San Diego, CA 92121	10.70%
Raymond James Omnibus for Mutual Funds Saint Petersburg, FL 33716	10.49%

AAM/Insight Select Income Fund

Shareholder Name and Address	Percentage of Shares Owned as of October 21, 2022
Class A
Morgan Stanley Smith Barney LLC FBO New York, NY 10004	18.85%
National Financial Services LLC Jersey City, NJ 07310	14.93%
LPL Financial Omnibus Account San Diego, CA 92121	13.74%
Class C
Morgan Stanley Smith Barney LLC FBO New York, NY 10004	43.67%
UBS WM USA Weehawken, NJ 07086	25.89%
LPL Financial Omnibus Account San Diego, CA 92121	11.32%
Wells Fargo Clearing Services Saint Louis, MO 63103	5.29%
Class I
Morgan Stanley Smith Barney LLC FBO New York, NY 10004	33.61%
UBS WM USA Weehawken, NJ 07086	29.19%
Charles Schwab & Co., Inc. FBO San Francisco, CA 94105	13.37%
National Financial Services LLC Jersey City, NJ 07310	7.64%
Class Y
Advisors Asset Management Inc. Monument, CO 80132	100.00%

AAM/Phocas Real Estate Fund

Shareholder Name and Address	Percentage of Shares Owned as of October 21, 2022
Class A
Charles Schwab & Co., Inc. FBO San Francisco, CA 94105	20.60%
National Financial Services LLC Jersey City, NJ 07310	26.88%
LPL Financial Omnibus Account San Diego, CA 92121	16.18%
Morgan Stanley Smith Barney LLC FBO New York, NY 10004	9.52%
Class C
None
Class I
Charles Schwab & Co., Inc. FBO San Francisco, CA 94105	88.49%

The following tables list the Funds’ control persons. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of a Fund.

AAM/Bahl & Gaynor Income Growth Fund

Control Persons	Jurisdiction	Percentage of Shares Owned as of October 21, 2022
Merrill Lynch, Pierce, Fenner & Smith	Florida	40.82%
Morgan Stanley Smith Barney LLC	New York	27.20%

AAM/HIMCO Short Duration Fund

Control Persons	Jurisdiction	Percentage of Shares Owned as of October 21, 2022
Morgan Stanley Smith Barney LLC	New York	57.39%

AAM/Insight Select Income Fund

Control Persons	Jurisdiction	Percentage of Shares Owned as of October 21, 2022
Morgan Stanley Smith Barney LLC	New York	32.73%
UBS WM USA	New Jersey	26.79%

AAM/Phocas Real Estate Fund

Control Persons	Jurisdiction	Percentage of Shares Owned as of October 21, 2022
Charles Schwab & Co., Inc.	California	86.83%

**SCAN TO**
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D92994-S55399

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

**The Board of Trustees recommends you vote FOR the following proposals:**

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

| Signature [PLEASE SIGN WITHIN BOX] | Date | Signature [Joint Owners] | Date |
|---|---|---|---|
| | | | |

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D92995-S55399

## AAM/Bahl & Gaynor Income Growth Fund

## THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF INVESTMENT MANAGERS SERIES TRUST (THE "TRUST")

The undersigned shareholder of the AAM/Bahl & Gaynor Income Growth Fund, a series of the Trust, hereby appoints Sardjono Kadiman, Diane Drake and Joy Ausili, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the AAM/Bahl & Gaynor Income Growth Fund standing in the name of the undersigned at the close of business on October 21, 2022 at a Special Meeting of Shareholders to be held on January 6, 2023 at 10:00 a.m. local time at the offices of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, CA 91740, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

**PLEASE SIGN AND DATE ON THE REVERSE SIDE**

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSALS.

**SCAN TO**
**VIEW MATERIALS & VOTE**

**To vote by Internet**

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

**To vote by Telephone**

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

**To vote by Mail**

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D92996-S55399

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

**The Board of Trustees recommends you vote FOR the following proposals:**

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

**Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:**
The Proxy Statement is available at www.proxyvote.com.

D92997-S55399

## AAM/HIMCO Short Duration Fund

## THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF INVESTMENT MANAGERS SERIES TRUST (THE "TRUST")

The undersigned shareholder of the AAM/HIMCO Short Duration Fund, a series of the Trust, hereby appoints Sardjono Kadiman, Diane Drake and Joy Ausili, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the AAM/HIMCO Short Duration Fund standing in the name of the undersigned at the close of business on October 21, 2022 at a Special Meeting of Shareholders to be held on January 6, 2023 at 10:00 a.m. local time at the offices of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, CA 91740, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

**PLEASE SIGN AND DATE ON THE REVERSE SIDE**

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSALS.

**SCAN TO**
**VIEW MATERIALS & VOTE**

**To vote by Internet**

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

**To vote by Telephone**

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

**To vote by Mail**

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D92998-S55399

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

| Signature [PLEASE SIGN WITHIN BOX] | Date | Signature [Joint Owners] | Date |
|---|---|---|---|
| | | | |

**Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:**
The Proxy Statement is available at www.proxyvote.com.

D92999-S55399

## AAM/Insight Select Income Fund

## THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF INVESTMENT MANAGERS SERIES TRUST (THE "TRUST")

The undersigned shareholder of the AAM/Insight Select Income Fund, a series of the Trust, hereby appoints Sardjono Kadiman, Diane Drake and Joy Ausili, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the AAM/Insight Select Income Fund standing in the name of the undersigned at the close of business on October 21, 2022 at a Special Meeting of Shareholders to be held on January 6, 2023 at 10:00 a.m. local time at the offices of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, CA 91740, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

**PLEASE SIGN AND DATE ON THE REVERSE SIDE**

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSALS.

**SCAN TO**
**VIEW MATERIALS & VOTE**

**To vote by Internet**

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

**To vote by Telephone**

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

**To vote by Mail**

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D93000-S55399

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

| Signature [PLEASE SIGN WITHIN BOX] | Date | Signature [Joint Owners] | Date |
|---|---|---|---|

**Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:**
The Proxy Statement is available at www.proxyvote.com.

D93001-S55399

## AAM/Phocas Real Estate Fund

## THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF INVESTMENT MANAGERS SERIES TRUST (THE "TRUST")

The undersigned shareholder of the AAM/Phocas Real Estate Fund, a series of the Trust, hereby appoints Sardjono Kadiman, Diane Drake and Joy Ausili, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the AAM/Phocas Real Estate Fund standing in the name of the undersigned at the close of business on October 21, 2022 at a Special Meeting of Shareholders to be held on January 6, 2023 at 10:00 a.m. local time at the offices of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, CA 91740, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

**PLEASE SIGN AND DATE ON THE REVERSE SIDE**

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSALS.